PRUDENTIAL CALIFORNIA MUNICIPAL FUND

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STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 1, 1996

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Prudential  California  Municipal Fund  (the  Fund) is  an  open-end, management investment company, or mutual fund, consisting of three series -- the California Series, the California Income Series and the California Money Market Series. The objective of the California Series is to seek to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the California Series may invest in debt securities with the potential for capital gain. The objective of the California Income Series is to seek to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital. The objective of the California Money Market Series is to seek to provide the highest level of current income that is exempt from California State and federal income taxes consistent with liquidity and the preservation of capital. All of the series are diversified. There can be no assurance that any series' investment objective will be achieved. See "Investment Objectives and Policies."

The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of each series of the Fund dated November 1, 1996, copies of which may be obtained from the Fund upon request.

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116B
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                               TABLE OF CONTENTS

                                                              Cross-Reference   Cross-Reference       Cross-Reference
                                                                to Pages in         to Pages            to Pages in
                                                                 California      in California       California Money
                                                                   Series        Income Series         Market Series
                                                    Page         Prospectus        Prospectus           Prospectus
                                                 -----------  ----------------  ----------------  -----------------------
General Information............................  B-3                  20                20                  14
Investment Objectives and Policies.............  B-3                   8                 8                   6
  In General...................................  B-3                   8                 8                   6
  Tax-Exempt Securities........................  B-5                   8                 8                   6
  Special Considerations Regarding Investments
   in Tax-Exempt Securities....................  B-7                  12                12                   8
  Put Options..................................  B-9                  10                10                   8
  Financial Futures Contracts and Options
   Thereon.....................................  B-9                  11                11                  --
  When-Issued and Delayed Delivery
   Securities..................................  B-12                 10                10                   8
  Portfolio Turnover of the California Series
   and the California Income Series............  B-12                 12                13                  --
  Illiquid Securities..........................  B-13                 13                13                   9
  Repurchase Agreements........................  B-13                 12                13                   9
Investment Restrictions........................  B-14                 13                13                   9
Trustees and Officers..........................  B-15                 13                14                   9
Manager........................................  B-20                 13                14                  10
Distributor....................................  B-22                 14                15                  10
Portfolio Transactions and Brokerage...........  B-25                 16                17                  11
Purchase and Redemption of Fund Shares.........  B-27                 21                21                  15
  Specimen Price Make-Up.......................  B-28                 --                --                  --
  Reduction and Waiver of Initial Sales Charges
   -- Class A Shares...........................  B-28                 23                24                  --
  Waiver of the Contingent Deferred Sales
   Charge -- Class B Shares....................  B-30                 26                27                  --
  Quantity Discount -- Class B Shares Pur-
   chased Prior to August 1, 1994..............  B-30                 27                28                  --
Shareholder Investment Account.................  B-30                 29                30                  22
  Automatic Reinvestment of Dividends and/or
   Distributions...............................  B-30                 29                30                  21
  Exchange Privilege...........................  B-31                 28                29                  20
  Dollar Cost Averaging........................  B-32                 --                --                  --
  Automatic Savings Accumulation Plan (ASAP)...  B-33                 29                30                  21
  Systematic Withdrawal Plan...................  B-33                 29                30                  22
  How to Redeem Shares of the California Money
   Market Series...............................  B-33                 --                --                  18
  Mutual Fund Programs.........................  B-34                 --                --                  --
Net Asset Value................................  B-35                 16                17                  12
Performance Information........................  B-36                 17                17                   6
  California Series and California Income
   Series......................................  B-36                 17                17                  --
  California Money Market Series...............  B-37                 --                --                   6
Distributions and Tax Information..............  B-39                 17                18                  12
  Distributions................................  B-39                 19                20                  13
  Federal Taxation.............................  B-39                 17                18                  12
  California Taxation..........................  B-42                 18                19                  13
Organization and Capitalization................  B-43                 20                20                  14
Custodian, Transfer and Dividend Disbursing
 Agent and Independent Accountants.............  B-44                 16                17                  11
Description of Tax-Exempt Security Ratings.....  B-45                 --                --                  --
Financial Statements...........................  B-47                  5                 5                   5
Appendix I.....................................  I-1                  --                --                  --
Appendix II....................................  II-1                 --                --                  --
Appendix III...................................  III-1                --                --                  --

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                              GENERAL INFORMATION

    The Fund was organized on May 18, 1984. On February 28, 1991, the Trustees approved an amendment to the Declaration of Trust to change the Fund's name from Prudential-Bache California Municipal Fund to Prudential California Municipal Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

    Prudential California Municipal Fund (the Fund) is an open-end, management investment company consisting of three series -- the California Series, the California Income Series and the California Money Market Series. A separate
Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series. The investment objective of the California Series is to seek to provide to shareholders who are residents of California the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the California Series may invest in debt securities with the potential for capital gain. Opportunities for capital gain may exist, for example, when securities are believed to be undervalued or when the likelihood of redemption by the issuer at a price above the purchase price indicates capital gain potential. The investment objective of the California Income Series is to seek to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital. The investment objective of the California Money Market Series is to seek to provide the highest level of current income that is exempt from California State and federal income taxes consistent with liquidity and the preservation of capital. There can be no assurance that any series will achieve its objective or that all income will be exempt from all federal, state or local income taxes.

    The investment objective of each series may not be changed without the approval of the holders of a majority of the outstanding voting securities of such series. A "majority of the outstanding voting securities" of a series when used in this Statement of Additional Information means the lesser of (i) 67% of the voting shares of a series represented at a meeting at which more than 50% of the outstanding voting shares of a series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares of a series.

    The California Series and the California Income Series will invest in California Obligations that are "investment grade" tax-exempt securities and which on the date of investment are within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper, of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper or comparable ratings of another nationally recognized statistical rating organization (NRSRO). The California Income Series also may invest up to 30% of its total assets in California Obligations rated below Baa by Moody's or below BBB by S&P or comparable ratings of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. The California Money Market Series will invest in securities which, at the time of purchase, have a remaining maturity of thirteen months or less and are rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in one of the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, by that rating organization). Each series may invest in tax-exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the heading "Description of Tax-Exempt Security Ratings" in this Statement of Additional Information. The ratings of Moody's and S&P and other NRSROs represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.

    Under normal market conditions, each series will attempt to invest substantially all and, as a matter of fundamental policy, will invest at least 80% of the value of its total assets in securities the interest on which is exempt from California State and federal income taxes or the series' assets will be invested so that at least 80% of the income will be exempt from California State and federal income taxes. Each series will continuously monitor both 80% tests to ensure that either the asset investment test or the income test is met at all times except for temporary defensive positions during abnormal market conditions.

    A series may invest its assets from time to time on a temporary basis in debt securities, the interest on which is subject to federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing. Investments of the California Series and the California Income Series in taxable securities may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either Moody's or S&P or another NRSRO or, if unrated, judged by the investment adviser to possess comparable creditworthiness; commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit and bankers' acceptances; and repurchase agreements with respect to any of the foregoing investments. The California Money Market Series may also invest in the taxable securities listed above, except that its debt securities, if rated, will be rated within the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer (or if only one such rating organization assigned a rating, by that rating organization). No series intends to invest more than 5% of its assets in any one of the foregoing taxable securities. A series may also hold its assets in other cash equivalents or in cash.

    Each series is classified as a "diversified" investment company under the Investment Company Act of 1940 (the Investment Company Act). This means that with respect to 75% of its assets, (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations and obligations issued or guaranteed by its agencies or instrumentalities) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating this 5% or 10% ownership limitation, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section.

    Because securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that a series may own so long as, with respect to 75% of its assets, it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers, so that all of such assets may be invested in the securities of any one issuer. Because of the relatively small number of issuers of investment-grade tax-exempt securities (or, in the case of the California Money Market Series, high-quality tax-exempt securities) in any one state, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss should the issuer be unable to make interest or principal payments or should the market value of such securities decline.

    The Fund expects that a series will not invest more than 25% of its total assets in municipal obligations the source of revenue of which is derived from any one of the following categories: hospitals, nursing homes, retirement facilities and other health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. A series may invest more than 25% of its total assets in municipal obligations of one or more of the following types: obligations of public housing authorities; general obligations of states and local authorities; lease rental obligations of states and local authorities; obligations of state and local housing authorities; obligations of municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S.

Government guaranteed securities; or industrial development and pollution control bonds. Each of the foregoing types of investments might be subject to particular risks which, to the extent that a series is concentrated in such investments, could affect the value or liquidity of the series.

    Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded bonds, so verifies,
(iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon,
(v) the escrow agent has no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above, and (vi) the series will not invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

TAX-EXEMPT SECURITIES

    Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

    For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

    TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.

    The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

    Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for manufacturing, housing, sewage, solid waste disposal, airport, mass transit and port facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

    1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

    3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

    FLOATING RATE AND VARIABLE RATE SECURITIES. Each series may invest more than 5% of its assets in floating rate and variable rate securities, including participation interests therein and (for series other than the California Money Market Series) inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or interest inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

    Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives the series an undivided interest in the tax-exempt security in the proportion that the series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser under the supervision of the Trustees has determined meets the prescribed quality standards for the series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or
(3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

    TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN TAX-EXEMPT SECURITIES

    In August 1996 legislation reforming the welfare system was passed by Congress. In essence, it eliminated the federal guarantee of welfare benefits and leaves the determination of eligibility to the states. The federal government will provide block grants to the states for their use in the funding of benefits. Although states are not obligated to absorb any of the reductions, they may choose to do so. The consequences of such generosity may be adverse in the event of an economic downturn or a swelling in the ranks of beneficiaries. If a state feels compelled to offset lost benefits, the net effect is merely a shifting of the burden to the state and may affect its rating over time.

    CALIFORNIA CONCENTRATION. The following information regarding certain California considerations is provided to investors in view of each series' policy of concentrating its investments in California issuers. Such information constitutes only a brief summary, does not purport to be a complete description, and is based on information from official statements relating to securities offerings of California issuers and other sources deemed reliable.

    California is the most populous state in the nation with a total population at the 1990 census of 29,976,000. Growth has been incessant since World War II, with population gains of between 18% and 49% in each decade since 1950. During the last decade, population rose 26%. The State now comprises 12.3% of the nation's population and 12.9% of the nation's total personal income. California's economy is broad and diversified, with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, real estate, and financial services.

    After experiencing strong growth throughout much of the 1980s, the State was adversely affected by both the recent national recession and the cutbacks in aerospace and defense spending, which have had a severe impact on the economy in Southern California. California's economic recovery from the recession is continuing at a strong pace, and recent economic reports indicate that California is on a stronger economic upturn than the rest of the country. However, some sectors continue to feel the effects of the recession. In 1990, unemployment moved above the national average for the first time in many years and in 1995 remained significantly above the United States average. Overall, the State lost over 800,000 jobs since the Spring of 1990. Employment growth has resumed at a slow rate during the last two years, and approximately 300,000 jobs were restored in 1995. Although unemployment rates continue to be higher than the national average, the gap is narrowing and is projected to close to within 1% of the national average in 1997. As California enters its third year of economic recovery, its finances continue to show slow improvement.

    On July 15, 1996, the Governor signed into law a new $63 billion budget which, among other things, significantly increases education spending from the previous fiscal year and reduces taxes for corporations and banks. The fiscal 1996-97 budget calls for $47.9 billion in revenues and $47.3 billion in spending, an increase of over 6.0% and 8.0%, respectively, from the fiscal 1995-96 budget. Although the State's budget projects an operating surplus of approximately $700 million, it continues to rely on federal actions, both to fund programs relating to MediCal and incarceration costs associated with illegal immigrants and to relieve the State from federally mandated spending, which are not certain of occurring. Accordingly, the surplus may not be realized unless the economy outperforms expectations or spending falls below planned levels.

    On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to a high risk investment strategy utilizing excessive leverage and "derivative" securities. In September 1995, the State legislature approved legislation permitting Orange County to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit and development. In June 1996 the County completed an $880 million bond offering secured by real property owned by the County. On June 12, 1996, the County emerged from bankruptcy.

    Los Angeles County, the nation's largest county, is also experiencing financial difficulty. In August 1995, the credit rating of the County's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the County's health care system. In September 1995, federal and State aid to Los Angeles County totalling $514 million was pledged, providing a short-term solution to the County's budget problems. Despite such efforts, the County is facing a potential budget gap of $1.0 billion in the 1996-97 fiscal year.

    From time to time, the State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

    Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13, which added Article XIIIA to the State Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. After the adoption of Article XIIIA, legislation was adopted which provided for the reallocation of property taxes and other revenues to local public agencies, increased State aid to such agencies, and the assumption by the State of certain obligations previously paid out of local funds. More recent legislation has, however, reduced State assistance payments to local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years. In NORDLINGER V. HAHN, the U.S. Supreme Court upheld certain provisions of Proposition 13 against claims that it violated the equal protection clause of the Constitution.

    In 1979, an amendment was passed adding Article XIIIB to the State Constitution. As amended in 1990, Article XIIIB imposes an "appropriations limit" on the spending authority to the State and local government entities. In general, the appropriations limit is based on certain 1985-1986 expenditures, adjusted annually to reflect changes in the cost of living, population and certain services provided by State and local government entities. "Appropriations limit" does not include appropriations for qualified capital outlay projects, certain increases in transportation-related taxes, and certain emergency appropriations. If a government entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within two subsequent fiscal years, generally by a tax credit, refund or temporary suspension of tax rates or fee schedules. Debt service is excluded from these limitations and is defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved by the voters. In addition, Article XIIIB requires the State Legislature to establish a prudent State reserve, and to require the transfer of 50% of excess revenue to the State School Fund; any amounts allocated to the State School Fund will increase the appropriation limit.

    In 1986, State voters approved an initiative measure known as Proposition 62, which among other things requires that any tax for general governmental purposes imposed by local governments be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate, requires that any special tax (levied for other than general governmental purposes) imposed by a local government be approved by a two-thirds vote of its electorate, and restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision. In 1988, State voters approved Proposition 87, which amended Article XVI of the State Constitution to authorize the State Legislature to prohibit redevelopment agencies from receiving any property tax revenues raised by increased property taxes to repay bonded indebtedness of local government which is not approved by voters on or after January 1, 1989. It is not possible to predict whether the State Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

    In November 1988, California voters approved Proposition 98. The initiative requires that revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits to be annually increased for any such allocation made in the prior year. Proposition 98 also requires the State of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

    In July 1991, California increased taxes by adding two new marginal tax rates, at 10% and 11%, effective for tax years 1991 through 1995. For years beginning after January 1, 1996, the maximum personal income tax rate returned to 9.3%, and the alternative minimum tax rate dropped from 8.5% to 7%. In addition, legislation in July 1991 raised the sales tax by 1.25%. 0.5% was a permanent addition to counties, but with the money earmarked to trust funds to pay for health and welfare programs whose administration was transferred to counties. This tax increase will be cancelled if a court rules that such transfer and tax increase violate any constitutional requirements. 0.5% of the State tax rate was scheduled to expire on June 30, 1993, but was extended for six months for the benefit of counties and cities. On November 2, 1993, voters made this half-percent levy a permanent source of funding for local government.

    The effect of these various constitutional and statutory amendments, cases and budgetary developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

PUT OPTIONS

    Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of such series. The acquisition of a put may involve an additional cost to the series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

    In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades (two highest grades for the California Money Market Series) as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four (or two for the California Money Market Series) highest quality grade of such rating services; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.

    One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/ tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations, and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission (SEC).

FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON

    FUTURES CONTRACTS. The California Series and the California Income Series (but not the California Money Market Series) may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the California Series or the California Income Series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

    When the California Series or the California Income Series purchases a futures contract, it will maintain an amount of cash, U.S. Government obligations, equity securities or other liquid, unencumbered assets, marked-to-market daily, in a segregated account with the Fund's Custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. Should the California Series or the California Income Series sell a futures contract it may "cover" that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. The California Series or the California Income Series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the California Series or the California Income Series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

    OPTIONS ON FINANCIAL FUTURES. The California Series and the California Income Series (but not the California Money Market Series) may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. The California Series and the California Income Series will use options on futures in connection with hedging strategies.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.

    When the California Series or the California Income Series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When the California Series or the California Income Series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option. In instances involving the purchase of a call option on a futures contract, the California Series or the California Income Series will deposit in a segregated account with the Fund's Custodian an amount in cash, U.S. Government obligations, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal to the market value of the obligation underlying the futures contract, less any amount held in the initial and variation margin accounts.

    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Series' purchasing and selling financial futures contracts and options thereon for BONA FIDE hedging transactions, except that the Series may purchase and sell futures contracts and options thereon for any other purpose, to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Series total assets. The California Series and the California Income Series will use financial futures and options thereon in a manner consistent with these requirements. With respect to long positions assumed by the California Series or the California Income Series, the series will segregate with the Fund's Custodian an amount of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that its use of futures contracts is unleveraged. Each of the California Series and the California Income Series will continue to invest at least 80% of its total assets in California municipal obligations except in certain circumstances, as described in the Prospectuses under "How the Fund Invests -- Investment Objective and Policies." The California Series and the California Income Series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the series.

    RISKS OF FINANCIAL FUTURES TRANSACTIONS. In addition to the risk associated with predicting movements in the direction of interest rates, discussed in "How the Fund Invests -- Investment Objective and Policies -- Futures Contracts and Options Thereon" in the Prospectuses of the California Series and the California Income Series, there are a number of other risks associated with the use of financial futures for hedging purposes.

    The California Series and the California Income Series intend to purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired; and, in the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin. However, if futures contracts have been sold to hedge portfolio securities, these securities will not be sold until the offsetting futures contracts can be purchased. Similarly, if futures have been bought to hedge anticipated securities purchases, the purchases will not be executed until the offsetting futures contracts can be sold.

    The hours of trading of interest rate futures contracts may not conform to the hours during which the series may trade municipal securities. To the extent that the futures markets close before the municipal securities market, significant price and rate movements can take place that cannot be reflected in the futures markets on a day-to-day basis.

    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to the California Series and the California Income Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to the series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each series may purchase tax-exempt securities on a when-issued or delayed delivery basis, in which case delivery and payment normally take place within one month after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.

    Tax-exempt securities purchased on a when-issued or delayed delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

    A segregated account of each series consisting of cash, U.S. Government obligations, equity securities or other liquid, unencumbered assets equal to the amount of the when-issued or delayed delivery commitments will be established with the Fund's Custodian and marked to market daily, with additional cash or other assets added when necessary. When the time comes to pay for when-issued or delayed delivery securities, each series will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the securities themselves (which may have a value greater or lesser than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Distributions and Tax Information."

    Each series (other than the California Money Market Series) may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

PORTFOLIO TURNOVER OF THE CALIFORNIA SERIES AND THE CALIFORNIA INCOME SERIES

    Portfolio transactions will be undertaken principally to accomplish the objective of the California Series and the California Income Series in relation to anticipated movements in the general level of interest rates but each such series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

    The series' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the California Series and the California Income Series is known as "portfolio turnover" and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The series' portfolio turnover rate will not be a limiting factor when the series deem it desirable to sell or purchase securities. For the fiscal years ended August 31, 1996 and August 31, 1995, the portfolio turnover rate of the California Series was 26% and 44%, respectively. For the fiscal years ended August 31, 1996 and August 31, 1995, the portfolio turnover rate of the California Income Series was 22% and 39%, respectively.

ILLIQUID SECURITIES

    A series may hold up to 15% (10% in the case of the California Money Market Series) of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

    Securities of financially and operationally troubled obligors (distressed securities) are less liquid and more volatile than securities of companies not experiencing financial difficulties. A series might have to sell portfolio securities at a disadvantageous time or at a disadvantageous price in order to maintain no more than 15% (or 10%) of its net assets in illiquid securities.

    Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of non-appropriation); and
(v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

REPURCHASE AGREEMENTS

    The series' repurchase agreements will be collateralized by U.S. Government obligations. The series will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the series will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the series will suffer a loss.

    The series participate in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC (PMF) pursuant to an order of the SEC. On a daily basis, any univested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.

    Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities (as defined above).

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    A series may not:

     1. Purchase securities on margin (but the series may obtain such short-term credits as may be necessary for the clearance of transactions. For the purpose of this restriction, the deposit or payment by the California Series or the California Income Series of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that the series may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The series may pledge up to 20% of the value of its total assets to secure such borrowings. A series will not purchase portfolio securities if its borrowings exceed 5% of its assets. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts and the writing of related options by the California Series or the California Income Series and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security.

     4. Purchase any security if as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

     5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts and related options, securities which are secured by real estate and securities of companies which invest or deal in real estate. The California Money Market Series may not purchase and sell financial futures contracts and related options.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     7. Invest in interests in oil, gas or other mineral exploration or development programs.

     8. Make loans, except through repurchase agreements.

    The California Income Series may not purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series (taken at current market value) would be invested in any one industry.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the series' asset coverage for borrowings falls below 300%, the series will take prompt action to reduce its borrowings, as required by applicable law.

    The California Income Series has changed its subclassification from a non-diversified to a diversified investment company. As a diversified investment company, the California Income Series may not purchase any security if, as a result, with respect to 75% of its total assets, more than 5% of the Series' total assets would be invested in the securities of any one issuer (provided that this restriction does not apply to U.S. Government securities).

                             TRUSTEES AND OFFICERS

                  NAME, ADDRESS AND AGE          POSITION WITH FUND             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
           ------------------------------------  ------------------  --------------------------------------------------------------
           Edward D. Beach (71)................  Trustee             President  and  Director  of  BMC  Fund,  Inc.,  a  closed-end
           c/o Prudential Mutual Fund                                  investment company;  previously, Vice  Chairman of  Broyhill
           Management LLC                                              Furniture  Industries,  Inc.;  Certified  Public Accountant;
           Gateway Center Three                                        Secretary and Treasurer of Broyhill Family Foundation, Inc.;
           Newark, NJ                                                  Member of  the  Board  of Trustees  of  Mars  Hill  College;
                                                                       President,  Treasurer and  Director of  The High  Yield Plus
                                                                       Fund, Inc.  and First  Financial Fund,  Inc.; President  and
                                                                       Director of Global Utility Fund, Inc.

           Eugene C. Dorsey (69)...............  Trustee             Retired  President, Chief Executive Officer and Trustee of the
           c/o Prudential Mutual Fund                                  Gannett Foundation (now Freedom Forum); former Publisher  of
           Management LLC                                              four  Gannett  newspapers  and  Vice  President  of  Gannett
           Gateway Center Three                                        Company;  past  Chairman  of  Independent  Sector  (national
           Newark, NJ                                                  coalition  of philanthropic  organizations); former Chairman of the American Council for the Arts; Director of the  Advi-
                                                                       sory Board of Chase Manhattan Bank of Rochester and The High
                                                                       Yield Income Fund, Inc.

           Delayne Dedrick Gold (58)...........  Trustee             Marketing and Management Consultant.
           c/o Prudential Mutual Fund
           Management LLC
           Gateway Center Three
           Newark, NJ

                  NAME, ADDRESS AND AGE          POSITION WITH FUND             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
           ------------------------------------  ------------------  --------------------------------------------------------------
        *  Robert F. Gunia (49)................  Trustee             Chief   Administrative  Officer  (July  1990-September  1996),
           Gateway Center Three                                        Director  (January  1989-September  1996),  Executive   Vice
           Newark, NJ                                                  President,  Treasurer  and  Chief  Financial  Officer  (June
                                                                       1987-September 1996) of  Prudential Mutual Fund  Management,
                                                                       Inc.;  Comptroller  of  Prudential  Investments  (since  May
                                                                       1996);  Senior  Vice  President  of  Prudential   Securities
                                                                       Incorporated  (Prudential  Securities)  (since  March 1987);
                                                                       Vice President and Director of  The Asia Pacific Fund,  Inc.
                                                                       (since May 1989).

        *  Harry A. Jacobs, Jr. (75)....  Trustee          Senior  Director of  Prudential Securities (since
           One New York Plaza                              January  1986);  formerly  Interim  Chairman  and
           New York, NY                                      Chief  Executive  Officer of  Prudential Mutual
                                                             Fund  Management,  Inc.  (June   1993-September
                                                             1993);   formerly  Chairman  of  the  Board  of
                                                             Prudential Securities (1982-1985) and  Chairman
                                                             of  the  Board and  Chief Executive  Officer of
                                                             Bache Group Inc.  (1977-1982); Director of  the
                                                             Center for National Policy, The First Australia
                                                             Fund, Inc. and The First Australia Prime Income
                                                             Fund, Inc.; Trustee of the Trudeau Institute.

           Donald D. Lennox (77)........  Trustee          Chairman   (since  February  1990)  and  Director
           c/o Prudential Mutual Fund                      (since  April  1989)  of  International   Imaging
           Management LLC                                    Materials,   Inc.;   Retired   Chairman,  Chief
           Gateway Center Three                              Executive  Officer  and  Director  of  Schlegel
           Newark, NJ                                        Corporation  (industrial  manufacturing) (March
                                                             1987 -  February  1989);  Director  of  Gleason
                                                             Corporation,  Personal Sound Technologies, Inc.
                                                             and The High Yield Income Fund, Inc.

        *  Mendel A. Melzer (35)........  Trustee          Chief Investment Officer (since October 1996)  of
           751 Broad Street                                Prudential Mutual Funds; formerly Chief Financial
           Newark, NJ                                        Officer  of  Prudential  Investments  (November
                                                             1995 - September  1996), Senior Vice  President
                                                             and   Chief  Financial  Officer  of  Prudential
                                                             Preferred  Financial  Services  (April  1993  -
                                                             November 1995), Managing Director of Prudential
                                                             Investment  Advisors (April 1991  - April 1993)
                                                             and Senior Vice President of Prudential Capital
                                                             Corporation (July 1989 - April 1991).

           Thomas T. Mooney (54)........  Trustee          President of the Greater Rochester Metro  Chamber
           c/o Prudential Mutual Fund                      of  Commerce;  formerly  Rochester  City Manager;
           Management LLC                                    Trustee of  Center for  Governmental  Research,
           Gateway Center Three                              Inc.;   Director   of   Monroe   County   Water
           Newark, NJ                                        Authority, Rochester Jobs, Inc., Blue Cross  of
                                                             Rochester,    Executive   Service    Corps   of
                                                             Rochester,  Monroe  County  Industrial   Devel-
                                                             opment Corporation, Northeast Midwest
                                                             Institute,  First Financial Fund,  Inc. and The
                                                             High Yield Plus Fund, Inc.

------------------------
*  "Interested" Trustee, as defined in the Investment Company Act, by reason  of
    his   affiliation  with   The  Prudential   Insurance  Company   of  America
    (Prudential) or Prudential Securities.

                                           POSITION WITH
               NAME, ADDRESS AND AGE           FUND            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
           -----------------------------  ---------------  -------------------------------------------------
           Thomas H. O'Brien (71)..............  Trustee             President of  O'Brien  Associates  (Financial  and  Management
           c/o Prudential Mutual Fund                                  Consultants)  (since  April  1984);  formerly  President  of
           Management LLC                                              Jamaica Water Securities  Corp. (holding company)  (February
           Gateway Center Three                                        1989-August 1990); Chairman of the Board and Chief Executive
           Newark, NJ                                                  Officer  (September  1987-February  1989)  of  Jamaica Water
                                                                       Supply Company and Director (September 1987-April 1991); Di-
                                                                       rector  of  Ridgewood  Savings  Bank;  Trustee  of   Hofstra
                                                                       University.

        *  Richard A. Redeker (53)......  President and    Employee   of  Prudential  Investments;  formerly
           Gateway Center Three           Trustee          President, Chief Executive  Officer and  Director
           Newark, NJ                                        (October  1993-September  1996)  of  Prudential
                                                             Mutual Fund  Management, Inc.;  Executive  Vice
                                                             President,  Director  and  Member  of Operating
                                                             Committee  (October  1993  -  September  1996),
                                                             Prudential Securities; Director (October 1993 -
                                                             September 1996) of Prudential Securities Group,
                                                             Inc.;  Executive Vice President, The Prudential
                                                             Investment   Corporation   (January   1994    -
                                                             September    1996);   prior   thereto,   Senior
                                                             Executive Vice President and Director of Kemper
                                                             Financial Services, Inc. (September
                                                             1978-September 1993); President and Director of
                                                             The High Yield Income Fund, Inc.

           Nancy H. Teeters (66)........  Trustee          Economist;  formerly  Vice  President  and  Chief
           c/o Prudential Mutual Fund                      Economist (March 1986-June 1990) of International
           Management LLC                                    Business   Machines  Corporation;  Director  of
           Gateway Center Three                              Inland Steel Industries  (since July 1991)  and
           Newark, NJ                                        First Financial Fund, Inc.

           Louis A. Weil, III (55)......  Trustee          Publisher  and  Chief  Executive  Officer  (since
           c/o Prudential Mutual Fund                      January 1996) and Director (since September 1991)
           Management LLC                                    of Central  Newspapers  Inc.; Chairman  of  the
           Gateway Center Three                              Board (since January 1896), Publisher and Chief
           Newark, NJ                                        Executive  Officer (August  1991-December 1995)
                                                             of Phoenix  Newspapers,  Inc.;  prior  thereto,
                                                             Publisher  of Time Magazine and Chief Executive
                                                             Officer   of   The   Detroit   News   (February
                                                             1986-August 1989); formerly member of the Advi-
                                                             sory Board, Chase Manhattan Bank-Westchester.

           S. Jane Rose (50)............  Secretary        Senior  Vice  President  (January  1991-September
           Gateway Center Three                            1996) and  Senior  Counsel  (June  1987-September
           Newark, NJ                                        1996)  of  Prudential  Mutual  Fund Management,
                                                             Inc.; Senior Vice President and Senior  Counsel
                                                             (since  July  1992)  of  Prudential Securities;
                                                             formerly Vice President  and Associate  General
                                                             Counsel of Prudential Securities.

------------------------
* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential or Prudential Securities.

                                           POSITION WITH
               NAME, ADDRESS AND AGE           FUND            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
           -----------------------------  ---------------  -------------------------------------------------
           Eugene S. Stark (38)................  Treasurer and       First  Vice   President  (January   1990-September  1996)   of
           Gateway Center Three                  Principal             Prudential   Mutual  Fund   Management,  Inc.;   First  Vice
           Newark, NJ                            Financial and         President (since January 1992) of Prudential Securities.
                                                 Accounting
                                                 Officer

           Stephen M. Ungerman (43)............  Assistant           First Vice  President of  Prudential Mutual  Fund  Management,
           Gateway Center Three                  Treasurer             Inc.   (February  1993-September  1996);   Tax  Director  of
           Newark, NJ                                                  Prudential  Investments  and  the  Private  Asset  Group  of
                                                                       Prudential  (since  March 1996);  prior thereto,  Senior Tax
                                                                       Manager of Price Waterhouse (1981-January 1993).

           Deborah A. Docs (38)................  Assistant           Vice  President   and  Associate   General  Counsel   (January
           Gateway Center Three                  Secretary             1993-September  1996) of Prudential  Mutual Fund Management,
           Newark, NJ                                                  Inc.; Vice President  and Associate  General Counsel  (since
                                                                       January 1993) of Prudential Securities; previously Associate
                                                                       Vice  President (January  1990-December 1992)  and Assistant
                                                                       General Counsel (November 1991-December 1992) of  Prudential
                                                                       Mutual Fund Management, Inc.

    Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Fund pays each of its Trustees who is not an affiliated person of the Manager or the Fund's investment adviser annual compensation of $4,000, in addition to certain out-of-pocket expenses. Mr. Dorsey receives his Trustees' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72 except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Jacobs, Lennox and O'Brien are scheduled to retire on December 31, 1999, 1998, 1997 and 1999, respectively.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended August 31, 1996 to the Trustees who are not affiliated with the Manager and the aggregate compensation paid to such Trustees for service on the Fund's Board and the Boards of any other investment companies managed by PMF (Fund Complex) for the calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                  PENSION OR
                                                                  RETIREMENT                              TOTAL COMPENSATION
                                                 AGGREGATE     BENEFITS ACCRUED     ESTIMATED ANNUAL      FROM FUND AND FUND
                                                COMPENSATION    AS PART OF FUND       BENEFITS UPON         COMPLEX PAID TO
NAME AND POSITION                                FROM FUND         EXPENSES            RETIREMENT              TRUSTEES
---------------------------------------------  --------------  -----------------  ---------------------  ---------------------
Edward D. Beach, Trustee                         $    4,000             None                  N/A        $    183,500(22/43)**
Eugene C. Dorsey, Trustee                        $    4,000             None                  N/A        $    85,783*(10/34)**
Delayne Dedrick Gold, Trustee                    $    4,000             None                  N/A        $    183,250(24/45)**
Robert F. Gunia, Trustee                                 --               --                   --                 --
Harry A. Jacobs, Jr., Trustee                    $        0             None                  N/A        $                   0
Donald D. Lennox, Trustee                                --               --                   --                 --
Mendel A. Melzer, Trustee                                --               --                   --                 --
Thomas T. Mooney, Trustee                        $    4,000             None                  N/A        $    125,625(14/36)**
Thomas H. O'Brien, Trustee                       $    4,000             None                  N/A        $     44,000 (6/24)**
Richard A. Redeker, Trustee                      $        0             None                  N/A        $                   0
Nancy H. Teeters, Trustee                        $    4,000             None                  N/A        $    107,500(13/31)**
Louis A. Weil, III, Trustee                              --               --                   --        $     93,750(11/16)**

------------------------
* All compensation for the calendar year ended December 31, 1995 represents deferred compensation. Aggregate compensation from the Fund for the fiscal year ended August 31, 1996, including accrued interest, amounted to $4,550. Aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1995, including accrued interest, amounted to approximately $85,783.

** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

    As of October 4, 1996, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each series of the Fund.

    As of October 4, 1996, the only beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a series were the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of the California Series were: George T. Vangilder, 1864 Doris Drive, Menlo Park, CA 94025-6102 who held 13,420 Class C shares (28.1%); Natanmuay Soparpun, 1266 Lisbon Ln., Pebble Beach, CA 93953-3204 who held 2,706 Class C shares (5.6%); Margaret R. Reddell TTEE, Successor Trust FBO Ferd D. & Margaret Reddell Family Trust, 13 Fountain Grove Circle, Napa, CA 94558-2463 who held 4,060 Class C shares (8.5%); Mrs. Rita C. Smith TTEE, Rita C. Smith Survivors Trust, 2222 Francisco Dr. #510-180, El Dorado Hills, CA 95762-3762 who held 9,074 Class C shares (19.0%); Anong Jackson Trust, Anong Jackson TTEE, PBO Anong Jackson, 1266 Lisbon Ln., Pebble Beach, CA 93953-3204 who held 2,686 Class C shares (5.6%); and James M. Stone, Pearl C. Stone, Co-Ttees, 20 W. Monterey Ave., Stockton, CA 95204-3602 who held 5,452 Class C shares (11.4%); Donald Aluisi & Dolores K. Aluisi JT TEN, 1269 E. Copper Ave., Fresno, CA 93720-3502 who held 46,556 Class C shares (15.3%); Zoe Ann Orr TTEE, 740 Brewington Ave., Watsonville, CA 95076-3260 who held 30,998 Class C shares (10.2%); Mark Farms, 10278 South Elm Ave., Fresno, CA 93706-9221 who held 25,191 Class C shares (8.3%); and Gerald F. Marcus TTEE, 740 Brewington Ave., Watsonville, CA 95076-3260 who held 17,922 Class C shares (5.9%).

    As of October 4, 1996, Prudential Securities was the record holder for other beneficial owners of 3,952,901 Class A shares (or 58% of the outstanding Class A shares), 4,298,707 Class B shares (or 61% of the outstanding Class B shares) 38,920 Class C shares (or 82% of the outstanding Class C shares) and Class Z shares of the California Series; 12,524,767 Class A shares (or 82% of the outstanding Class A shares), 3,179,131 Class B shares (or 88% of the outstanding Class B shares) 278,900 Class C shares (or 92% of the outstanding Class C shares) and Class Z shares of the California Income Series; and 283,341,526 shares of the California Money Market Series (or 99% of the outstanding shares). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER

    The manager of the Fund is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102. PMF serves as the manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed -- Manager" in the Prospectus of each series. As of September 30, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $52 billion. According to the Investment Company Institute, as of August 31, 1996, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

    PMF is a subsidiary of Prudential Securities and Prudential. PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each series and the composition of each series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each series. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended August 31, 1996. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of a series' average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.

    In connection with its management of the business affairs of the Fund, PMF bears the following expenses:

        (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees who are not affiliated persons of PMF or the Fund's investment adviser;

        (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

        (c) the costs and expenses payable to The Prudential Investment Corporation (PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement also provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act applicable to continuance of investment advisory contracts. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to such contract or interested persons of any such party as defined in the Investment Company Act, on May 9, 1996, and by shareholders of the California Series on December 8, 1988, by shareholders of the California Money Market Series on December 18, 1989 and by the shareholders of the California Income Series on December 30, 1991.

    For the fiscal years ended August 31, 1994, 1995 and 1996, PMF received management fees of $1,066,852, $836,149 and $839,649, respectively, from the California Series. Effective January 1, 1995, PMF agreed to waive 10% of its management fee from the California Series. The amount of fees waived for the fiscal years ended August 31, 1995 and 1996 amounted to $58,693 and $83,965, respectively. With respect to the California Money Market Series, PMF received $1,632,146, $1,215,652 and $1,280,877 in management fees for the fiscal years ended August 31, 1994, 1995 and 1996, respectively. With respect to the California Income Series, PMF waived its entire management fee for the fiscal year ended August 31, 1993. Effective December 1, 1993, PMF reduced its voluntary waiver to 75% of its management fee. Effective January 1, 1995, PMF increased its voluntary waiver to 85% of its management fee. PMF reduced its voluntary waiver during fiscal year 1996 and currently is waiving 10% of its management fee. For the fiscal years ended August 31, 1994, 1995 and 1996, PMF received $189,532, $175,685 and $455,115, respectively, in management fees from the California Income Series. The amount of the fees waived for the years ended August 31, 1994, 1995 and 1996 amounted to $822,628, $779,180 and $533,497, respectively.

    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser). The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services.

    Peter Allegrini oversees the municipal bond team at the Subadviser. He also serves as the portfolio manager of the High Yield Series of Prudential Municipal Bond Fund and the Pennsylvania Series of Prudential Municipal Series Fund. He has been in the investment business since 1978.

    The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 9, 1996, by shareholders of the California Series on December 8, 1988, by shareholders of the California Money Market Series on December 18, 1989 and by the shareholders of the California Income Series on December 30, 1991.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.

    With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.

                                  DISTRIBUTOR

    Prudential Securities, One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acted as the distributor of the Class A shares of the California Income Series and the California Series and of the shares of the California Money Market Series.

    Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the California Income Series and the California Series under Rule 12b-1 under the Investment Company Act and separate distribution agreements for the California Money Market Series and the other series (the Distribution Agreements), Prudential Securities (the Distributor) incurs the expenses of distributing shares of the California Money Market Series and the Class A, Class B and Class C shares of the California Income Series and the California Series. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement for the California Series and the California Income Series, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed -- Distributor" in each Prospectus.

    Prior to January 22, 1990, the California Series offered only one class of shares (the then existing Class B shares). On October 19, 1989, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the California Series (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the California Series (the Class B Plan). The Class A Plan became applicable to the California Income Series effective with the commencement of offering its Class A shares on December 3, 1990 and the Class B Plan became applicable to the California Income Series effective with the commencement of offering its Class B shares on December 6, 1993. On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of

 .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .50 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. Total distribution fees (including the service fee of .25 of 1%) may not exceed .50 of 1%. On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 9, 1996. The Class A Plan, as amended, was approved by Class A and Class B shareholders of the California Series and the California Income Series, and the Class B Plan, as amended, was approved by Class B shareholders of the California Series and the California Income Series on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

    CLASS A PLAN. For the fiscal year ended August 31, 1996, PMFD and PSI received payments of $71,119 and $161,420 for the California Series and the California Income Series, respectively, under the Class A Plan. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 1996, PMFD and PSI also received approximately $27,000 and $201,400 in initial sales charges with respect to the sale of Class A shares of the California Series and the California Income Series, respectively.

    CLASS B PLAN. For the fiscal year ended August 31, 1996, Prudential Securities received $482,623 from the California Series under the Fund's Class B Plan and spent approximately $337,200 in distributing the Class B shares of the California Series during such period. For the fiscal year ended August 31, 1996, Prudential Securities received $162,773 from the California Income Series under the Fund's Class B Plan and spent approximately $486,100 in distributing the Class B shares of the California Income Series during such period.

    For the fiscal year ended August 31, 1996, it is estimated that Prudential Securities spent approximately the following amounts on behalf of the series of the Fund:

                                                           COMPENSATION     APPROXIMATE
               PRINTING AND    COMMISSION                 TO PRUSEC* FOR       TOTAL
                  MAILING      PAYMENTS TO    OVERHEAD      COMMISSION        AMOUNT
               PROSPECTUSES     FINANCIAL      COSTS        PAYMENTS TO      SPENT BY
                 TO OTHER      ADVISERS OF       OF       REPRESENTATIVES   DISTRIBUTOR
               THAN CURRENT    PRUDENTIAL    PRUDENTIAL      AND OTHER     ON BEHALF OF
SERIES         SHAREHOLDERS    SECURITIES   SECURITIES**    EXPENSES**        SERIES
------------  ---------------  -----------  ------------  ---------------  -------------
California
 Series.....  $      4,300     $  137,600   $  95,500     $    99,800      $    337,200
California
 Income
 Series.....            --        170,100     292,100          23,900           486,100

------------------------
 *Pruco Securities Corporation, an affiliated broker-dealer.

**Including lease, utility and sales promotional expenses.

    The term "overhead costs" represents (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges" in the Prospectuses of the California Income Series and the California Series. For the fiscal year ended August 31, 1996, Prudential Securities received approximately $238,000 and $75,500 in contingent deferred sales charges for the Class B shares of the California Series and California Income Series, respectively.

    CLASS C PLAN. For the fiscal year ended August 31, 1996, Prudential Securities received $24,750 and $2,146 from the California Income Series and the California Series, respectively, under the Fund's Class C Plan and spent approximately $24,400 and $4,100 in distributing the Class C shares of the California Income Series and the California Series, respectively, during such period. These amounts were expended primarily for the payment of account servicing fees. Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges" in the Prospectuses of the California Income Series and the California Series. For the fiscal year ended August 31, 1996, Prudential Securities received approximately $6,200 on behalf of the California Income Series in contingent deferred sales charges attributable to Class C shares.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the California Income Series and the California Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. The Distribution Agreements were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 9, 1996. The Trustees approved the transfer of the
Distribution Agreement for the California Money Market Series with PMFD to Prudential Securities effective January 2, 1996.

    CALIFORNIA MONEY MARKET SERIES PLAN OF DISTRIBUTION. The California Money Market Series' Plan of Distribution (the CMMS Plan) was last approved by the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the CMMS Plan or in any agreements related to the CMMS Plan, at a meeting called for the purpose of voting on the CMMS Plan, on May 9, 1996, and by shareholders of the California Money Market Series on December 18, 1989. For the fiscal year ended August 31, 1996, PMFD and Prudential Securities incurred distribution expenses of $320,219 with respect to the California Money Market Series, all of which were recovered by PMFD and Prudential Securities through the distribution fee paid by the California Money Market Series.

    On October 21, 1993, Prudential Securities (PSI) entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities and futures and options thereon for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of the Fund, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling group of which Prudential Securities (or any affiliate), during the existence of the group, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the series' ability to pursue their investment objectives. However, in the future in other circumstances, the series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    In placing orders for portfolio securities for the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, dealers or futures commission merchants other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure the research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arms-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934,

Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    During the fiscal years ended August 31, 1994, 1995 and 1996, the California Series paid brokerage commissions of $9,590, $29,802 and $19,688, respectively, on certain futures transactions. The California Series paid no brokerage commissions to Prudential Securities during those periods. During the fiscal years ended August 31, 1994, 1995 and 1996, the California Money Market Series paid no brokerage commissions. During the fiscal years ended August 31, 1994, 1995 and 1996, the California Income Series paid brokerage commissions of $8,104, $26,355 and $15,942, respectively. None of the brokerage commissions paid by the California Income Series were paid to Prudential Securities.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the California Series and the California Income Series of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the California Series and the California Income Series are offered to a limited group of investors at net asset value without a sales charge. See "Shareholder Guide -- How to Buy Shares of the Fund" in the Prospectuses of the California Series and the California Income Series.

    Each class of shares represents an interest in the same portfolio of investments of each such Series and has the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account -- Exchange Privilege."

    For a description of the methods of purchasing shares of the California Money Market Series, see the Prospectus of the California Money Market Series.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the California Income Series and the California Series and the Distributor, Class A shares are sold at a maximum sales charge of 3% and Class B*, Class C* and Class Z** shares are sold at net asset value. Using the net asset value of these Series at August 31, 1996, the maximum offering price of the Series' shares would have been as follows:

                                                                                                        CALIFORNIA
                                                                                           CALIFORNIA     INCOME
                                                                                             SERIES       SERIES
                                                                                           -----------  -----------
CLASS A
-----------------------------------------------------------------------------------------
Net asset value and redemption price per Class A share...................................   $   11.44    $   10.33
Maximum sales charge (3% of offering price)..............................................         .35          .32
                                                                                           -----------  -----------
Offering price to public.................................................................   $   11.79    $   10.65
                                                                                           -----------  -----------
                                                                                           -----------  -----------
CLASS B
-----------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per Class B share*..................   $   11.43    $   10.33
                                                                                           -----------  -----------
                                                                                           -----------  -----------
CLASS C
-----------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per Class C share*..................   $   11.43    $   10.33
                                                                                           -----------  -----------
                                                                                           -----------  -----------
CLASS Z
-----------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per Class Z share**.................   $   11.44    $   10.33
                                                                                           -----------  -----------
                                                                                           -----------  -----------

------------------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges" in the Prospectus of each applicable series.
** Class Z shares did not exist at August 31, 1996.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES -- CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide -- Alternative Purchase Plan" in the applicable Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectuses.

    The Distributor must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

    LETTERS OF INTENT. Reduced sales charges are also available to investors or an eligible group of related investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Letter of Intent does not obligate the investor to purchase, nor the California Series or the California Income Series to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the California Series or the California Income Series pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES

    The contingent deferred sales charge is waived under circumstances described in the applicable Prospectuses. See "Shareholder Guide -- How to Sell Your Shares -- Waiver of the Contingent Deferred Sales Charges -- Class B Shares" in the Prospectuses. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
Death                                             A copy  of the  shareholder's death  certificate
                                                  or,  in  the  case of  a  trust, a  copy  of the
                                                  grantor's death certificate, plus a copy of  the
                                                  trust agreement identifying the grantor.
Disability  - An  individual will  be considered  A copy  of  the Social  Security  Administration disabled if he or she is unable to engage in any  award letter or a letter from a physician on the
substantial  gainful activity  by reason  of any  physician's   letterhead   stating   that    the
medically   determinable   physical   or  mental  shareholder (or,  in the  case of  a trust,  the impairment  which can  be expected  to result in  grantor) is  permanently  disabled.  The  letter death  or to be of long-continued and indefinite  must also indicate the date of disability.
duration.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT -- CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of a series of the Fund purchased prior to August 1, 1994, if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of a series of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of a series of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                    CONTINGENT DEFERRED SALES CHARGE AS A
                                 PERCENTAGE OF DOLLARS INVESTED OR REDEMPTION
                                                   PROCEEDS
YEAR SINCE PURCHASE PAYMENT     ----------------------------------------------
 MADE                            $500,001 TO $1 MILLION      OVER $1 MILLION
------------------------------  ------------------------   -------------------
First.........................               3.0%                    2.0%
Second........................               2.0%                    1.0%
Third.........................               1.0%                    0  %
Fourth and thereafter.........               0  %                    0  %

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Series of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value (without a sales charge) by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholders will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The California Income Series and the California Series make available to their shareholders the privilege of exchanging their shares of the Series for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the California Income Series and the California Series. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the California Income Series and the California Series may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The  following  money  market  funds participate  in  the  Class  A Exchange
Privilege:

       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New Jersey Money Market Series)
        (New York Money Market Series)

       Prudential MoneyMart Assets, Inc. (Class A shares)

       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the California Income Series and the California Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the California Income Series and the California Series may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Series, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares, respectively, of the California Income Series and the California Series without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.

    CLASS Z.   Class  Z shares  may be  exchanged for  Class Z  shares of  other
Prudential Mutual Funds.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING (NOT APPLICABLE TO CALIFORNIA MONEY MARKET SERIES)

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                $100,000    $150,000    $200,000    $250,000
--------------------------------------------------  ---------   ---------   ---------   ---------
25 Years..........................................  $    110    $    165    $    220    $    275
20 Years..........................................       176         264         352         440
15 Years..........................................       296         444         592         740
10 Years..........................................       555         833       1,110       1,388
 5 Years..........................................     1,371       2,057       2,742       3,428
See "Automatic Savings Accumulation Plan."

------------------------

    (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-94 academic year.

    (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the California Income Series or the California Series monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide -- How to Sell Your Shares -- Contingent Deferred Sales Charges" in the Prospectus of each applicable Series.

    In the case of shares held through the Transfer Agent, (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under the plan. See "Shareholder Investment Account -- Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal upon 30 days' written notice to the shareholders.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

HOW TO REDEEM SHARES OF THE CALIFORNIA MONEY MARKET SERIES

    Redemption orders submitted to and received by Prudential Mutual Fund Services, Inc. (PMFS) will be effected at the net asset value next determined after receipt of the order. Shareholders of the California Money Market Series (other than Prudential Securities clients for whom Prudential Securities has purchased shares of such Series) may use Check Redemption, Expedited Redemption or Regular Redemption.

    CHECK REDEMPTION

    Shareholders are subject to the Custodian's rules and regulations governing checking accounts, including the right of the Custodian not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

    Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 days after receipt of the purchase check by PMFS unless the Fund or PMFS has been advised that the purchase check has been honored. Such delay may be avoided by purchasing shares by certified or official bank checks or by wire. If insufficient shares are in the account, or if the purchase was made by check within 10 days, the check is returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

    There is a service charge of $5.00 payable to PMFS to establish a checking account and to order checks. The Custodian and the Fund have reserved the right to modify this checking account privilege or to impose a charge for each check presented for payment for any individual account or for all accounts in the future.

    The Fund or PMFS may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5015.

    EXPEDITED REDEMPTION

    To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5015.

    In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited
Redemption Authorization Form and submit it to PMFS at the address set forth above. Requests to change a bank or account must be signed by each shareholder and each signature must be guaranteed by: (a) a commercial bank which is a member of the Federal Deposit Insurance Corporation; (b) a trust company; or (c) a member firm of a domestic securities exchange. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm, and "Signature Guaranteed" should appear with the signature. Signature guarantees by savings banks, savings and loan associations and notaries will not be accepted. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

    To receive further information, investors should contact PMFS at (800) 225-1852.

    REGULAR REDEMPTION

    Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by duly endorsed share certificates, if issued. If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential District or Ordinary offices. The Fund may change the signature guarantee requirements from time to time on notice to shareholders, which may be given by means of a new Prospectus. All correspondence concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. Regular redemption is made by check sent to the shareholder's address.

MUTUAL FUND PROGRAMS

    From time to time, the Fund (or a portfolio of the Fund) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The net asset value per share of a series is the net worth of such series (assets including securities at value minus liabilities) divided by the number of shares of such series outstanding. Net asset value is calculated separately for each class. The Fund will compute its net asset value daily at 4:15 P.M., New York time, for the California Series and the California Income Series and at 4:30 P.M., New York time, for the California Money Market Series on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the applicable series have been received or on days on which changes in the value of the portfolio securities of that series do not affect net asset value. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time (with respect to shares of the California Series and the California Income Series) and between such closing and 4:30 P.M., New York time (with respect to shares of the California Money Market Series).

    Portfolio securities for which market quotations are readily available are valued at their bid quotations. When market quotations are not readily available, such securities and other assets are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures, the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Trustees believe that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term instruments which mature in less than 60 days are valued at amortized cost, if their original term to maturity was less than 60 days, or are valued at amortized cost on the 60th day prior to maturity if their original term to maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    The California Money Market Series uses the amortized cost method to determine the value of its portfolio securities in accordance with regulations of the SEC. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the California Money Market Series, the Trustees have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the SEC. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, the California Money Market Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the California Money Market Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the California Money Market Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

                            PERFORMANCE INFORMATION

CALIFORNIA SERIES AND CALIFORNIA INCOME SERIES

    YIELD. Each of the California Series and California Income Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period.

    The series' yield is computed according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

    Where:    a  =  dividends and interest earned during the period.
              b  =  expenses accrued for the period (net of reimbursements).
              c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
              d  =  the  maximum offering price  per share on  the last day of the period.

The California Series' yield for Class A, Class B and Class C shares for the 30 days ended August 31, 1996 was 4.70%, 4.44% and 4.19%, respectively (4.65%, 4.39% and 4.13%, respectively, adjusted for management fee waivers). The California Income Series' yield for its Class A, Class B and Class C shares for the 30 days ended August 31, 1996 was 5.36%, 5.12% and 4.86%, respectively (5.31%, 5.07% and 4.81%, respectively, adjusted for management fee waivers).

    The California Series and California Income Series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The California Series and California Income Series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the State tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. For the 30 days ended August 31, 1996, the California Series' tax equivalent yield (assuming a federal tax rate of 36%) for Class A, Class B and Class C shares was 8.25%, 7.79% and 7.36%, respectively (8.16%, 7.70% and 7.26%, respectively, adjusted for management fee waivers). The California Income Series' tax equivalent yield (assuming a federal tax rate of 36%) for its Class A, Class B and Class C shares for the 30 days ended August 31, 1996 was 9.41%, 8.99% and 8.53%, respectively (9.32%, 8.89% and 8.44%, respectively, adjusted for management fee waivers). During this period, there were no Class Z shares outstanding.

    AVERAGE ANNUAL TOTAL RETURN. Each of the California Series and California Income Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of each Series.

    Average annual total return is computed according to the following formula:
                             P(1+T)POWER OF n = ERV

    Where:  P  = a hypothetical initial payment of $1000.
            T  = average annual total return.
            n  = number of years.
            ERV = Ending  Redeemable Value  at the  end of the  1, 5  or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The California Series' average annual total returns for the periods ended August 31, 1996 are as follows:

                                        CLASS A                        CLASS B                      CLASS C
                                ------------------------   --------------------------------   -------------------
                                 ONE    FIVE      FROM      ONE    FIVE     TEN      FROM       ONE        FROM
                                YEAR    YEARS   INCEPTION  YEAR    YEARS   YEARS   INCEPTION    YEAR     INCEPTION
                                -----   -----   --------   -----   -----   -----   --------   --------   --------
Average Annual Total Return...   2.1%    6.4%      6.7%    (0.3)%   6.4%    6.1%      7.9%       3.5%       5.7%
Average Annual Total Return
 Adjusted for
 Subsidy/Waiver...............   2.0%    6.3%      6.7%    (0.4)%   6.4%    6.1%      7.9%       3.5%       5.6%

    The California Income Series' average annual total returns for the periods ended August 31, 1996 are as follows:

                                                      CLASS A                          CLASS B                  CLASS C
                                       --------------------------------------  ------------------------  ---------------------
                                                                    FROM                       FROM                     FROM
                                        ONE YEAR    FIVE YEARS    INCEPTION     ONE YEAR     INCEPTION    ONE YEAR    INCEPTION
                                       -----------  ----------  -------------  -----------  -----------  -----------  --------
Average Annual Total Return..........        3.5%         7.6%         8.0%          1.3%         3.8%         5.0%      6.5%
Average Annual Total Return Adjusted
 for Subsidy/Waiver..................        3.2%         7.1%         7.5%           .9%         3.5%         4.6%      6.2%

    AGGREGATE TOTAL RETURN. Each of the California Series and California Income Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of each Series. Aggregate total return represents the cumulative change in the value of an investment in one of the Series and is computed according to the following formula:

                                    ERV - P
                                    --------
                                       P

    Where:  P  = a hypothetical initial payment of $1000.
            ERV = Ending  Redeemable Value  at the  end of the  1, 5  or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total return for Class A shares of the California Series for the one year, five year and since inception (January 22, 1990) periods ended August 31, 1996 was 5.2%, 40.3% and 58.6%, respectively (5.1%, 40.2% and 58.5%, respectively, adjusted for subsidies), and for the California Income Series for the one year, five year and since inception (December 3, 1990) periods ended August 31, 1996 was 6.7%, 48.8% and 60.1%, respectively (6.4%, 45.4% and 56.1%, respectively, adjusted for subsidies). The aggregate total return for Class B shares of the California Series for the one year, five year and ten year periods ended August 31, 1996 was 4.7%, 37.5% and 81.2%, respectively (4.6%, 37.3% and
80.4%, respectively, adjusted for subsidies), and for the California Income Series for the one year and since inception (December 6, 1993) periods ended August 31, 1996 was 6.3% and 13.8%, respectively (5.8% and 12.7%, respectively, adjusted for subsidies). The aggregate total return for Class C shares for the one year and since inception (August 1, 1994) periods ended August 31, 1996 for the California Series and the California Income Series was 4.5% and 12.1% (4.4% and 12.0%, respectively, adjusted for subsidies) and 6.0% and 13.9%, respectively (5.6% and 13.3%, respectively, adjusted for subsidies).

CALIFORNIA MONEY MARKET SERIES

    The California Money Market Series will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the California Money Market Series' portfolio and its operating expenses. The California Money Market Series may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The California Money Market Series' annualized seven-day current yield and effective annual yield as of August 31, 1996 was 2.71% and 2.75%, respectively.

    The California Money Market Series may also calculate its tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the State tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. The California Money Market Series' 7-day tax equivalent yield (assuming a federal tax rate of 36%) as of August 31, 1996 was 4.76%.

    Comparative performance information may be used from time to time in advertising or marketing the California Money Market Series' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report or other industry publications.

    The California Money Market Series' yield fluctuates, and an annualized yield quotation is not a representation by the California Money Market Series as to what an investment in the California Money Market Series will actually yield for any given period. Yield for the California Money Market Series will vary based on a number of factors including changes in market conditions, and level of interest rates and the level of California Money Market Series income and expenses.

    From time to time, the performance of the series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation. (1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stocks       Long-Term Govt. Bonds  Inflation
10.2%                                4.8%       3.1%

    (1) Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation -- 1995 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS

    All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically received in additional Fund shares monthly at net asset value on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared to the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last previous business day on which the Fund is open for business. Accordingly, a shareholder of the California Series and the California Income Series who redeems his or her shares effective as of 4:15 P.M. (4:30 P.M. for the California Money Market Series), New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor in the California Series and the California Income Series whose purchase order is effective as of 4:15 P.M. (4:30 P.M. for the California Money Market Series), New York time, on a Friday does not begin earning dividends until the following business day. For series other than California Money Market Series, net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily. For the California Money Market Series, net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily plus/minus any capital gains/losses.

    Net realized capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically received in additional shares of the series.

    The per share dividends on Class B and Class C shares of the California Series and the California Income Series will be lower than the per share dividends on Class A shares of the California Series and the California Income Series, respectively, as a result of the higher distribution-related fee applicable to the Class B shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

    Annually, the Fund will mail to shareholders information regarding the tax status of distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

FEDERAL TAXATION

    Under the Internal Revenue Code, each series of the Fund is required to be treated as a separate entity for federal income tax purposes. Each series of the Fund has elected to qualify and intends to remain qualified to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during the taxable year which it distributes to its shareholders. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company, each series of the Fund must, among other things, (a) derive at least 90% of its annual gross income (without offset for losses) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or options thereon; (b) derive less than 30% of its annual gross income (without offset for losses) from the sale or other disposition of stock, securities or futures contracts or options thereon held for less than three months; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the assets of the series is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the assets of the series and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. Government securities); and (d) distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.

    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the 28% alternative minimum tax on individuals and the 20% alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders, shareholders will be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income,
(ii)   in  calculating  the  environmental  tax  equal  to  0.12  percent  of  a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.

    Distributions of taxable net investment income and of the excess of net short-term capital gain over the net long-term capital loss are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.

    Since each series is treated as a separate entity for federal income tax purposes, the determination of the amount of net capital gains, the identification of those gains as short-term or long-term and the determination of the amount of income dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred in that series. Net capital gains of a series which are available for distribution to shareholders are computed by taking into account any capital loss carryforward of the series.

    Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the series at its original issue.

    The purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such put option (or any other Section 1256 contract under the Internal Revenue Code) will be treated as 60% long-term and 40% short-term capital gain or loss. On the last trading day of the fiscal year of the series, all outstanding put options or other Section 1256 contracts will be treated as if such positions were closed out at their closing price on such day, with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. In addition, positions held by a series which consist of at least one debt security and at least one put option which substantially reduces the risk of loss of the series with respect to that debt security constitute a "mixed straddle" which is governed by certain provisions of the Internal Revenue Code that may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Each series may consider making certain tax elections applicable to mixed straddles.

    The California Series' and the California Income Series' hedging activities may be affected by the requirement under the Internal Revenue Code that less than 30% of the series' gross income be derived from the sale or other disposition of securities, futures contracts, options and other instruments held for less than three months. From time to time, this requirement may cause the series to limit their acquisitions of futures contracts to those that will not expire for at least three months. At the present time, there is only a limited market for futures contracts on the municipal bond index that will not expire within three months. Therefore, to meet the 30%/3 month requirement, the series may choose to use futures contracts based on fixed-income securities that will not expire within three months.

    Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends received deduction. Distributions of long-term capital gain of the Fund are includible in income subject to the alternative minimum tax.

    If any net long-term capital gains in excess of net short-term capital losses are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their series shares by the differences between their PRO RATA share of such gains and their tax credit.

    Any short-term capital loss realized upon the redemption of shares within 6 months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Any loss realized upon the redemption of shares within 6 months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution.

    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

    Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolios of the Fund's series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the Fund may be adversely affected. In such case, each series would reevaluate its investment objective and policies.

    All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all proceeds from the redemption or exchange of shares are subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. Such withholding is also required on taxable dividends and capital gains distributions unless it is reasonably expected that at least 95% of the distributions of the series are comprised of tax-exempt dividends. If the withholding provisions are applicable, any taxable distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

CALIFORNIA TAXATION

    In any year in which each series qualifies as a regulated investment company under the Internal Revenue Code and is exempt from federal income tax, (i) such series will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii) provided 50% or more of the value of the total assets of such series at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law, such series will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

    Individual shareholders of a series who reside in California will not be subject to California personal income tax on distributions received from the series to the extent such distributions are attributable to interest received by the series during its taxable year on obligations which (when held by an individual) pay interest that is exempt from taxation under California law. Distributions from such series which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax.

    The portion of dividends constituting exempt-interest dividends is that portion derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law. The total amount of California exempt-interest dividends paid by a series to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the series during such year on such obligations less any expenses and expenditures (including dividends paid to corporate shareholders) deemed to have been paid from such interest. Any dividends paid to corporate shareholders subject to the California franchise or corporate income tax will be taxed as ordinary dividends to such shareholders.

    Distributions of investment income and long-term and short-term capital gains will not be excluded from taxable income in determining the California corporate income or franchise tax for corporate shareholders. In addition, such distributions may be includable in income subject to the alternative minimum tax.

    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a series will not be deductible for California personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Internal Revenue Code, any loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within 6 months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

    Shares of the Fund will not be subject to the California property tax.

    The foregoing is only a summary of some of the important California income tax considerations generally affecting the Fund and its shareholders. The Fund has obtained an opinion of its California tax counsel which confirms these state tax consequences for California resident individuals and corporations. No attempt is made to present a detailed explanation of the California personal income tax treatment of a series or its shareholders, and this discussion is not intended as a substitute for careful planning. Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investments in the Fund and their own California tax situation.

                        ORGANIZATION AND CAPITALIZATION

    The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 18, 1984, as amended. The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability; under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

    Counsel for the Fund have advised the Fund that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims when the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his, her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his, her or its duties. It also provides that all third parties shall look solely to the Fund property or the property of the appropriate series of the Fund for satisfaction of claims arising in connection with the affairs of the Fund or of the particular series of the Fund, respectively. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

    Other distinctions between a corporation and a Massachusetts business trust include the requirement that corporations hold annual meetings of shareholders, which business trusts are not required to do.

    The Fund and each series thereof shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    The authorized capital of the Fund consists of an unlimited number of shares of beneficial interest, $.01 par value, issued in three series. Each series of the Fund, for federal income tax and Massachusetts state law purposes, will constitute a separate trust which will be governed by the provisions of the Declaration of Trust. All shares of any series of the Fund issued and outstanding will be fully paid and non-assessable by the Fund. Each share of each series of the Fund represents an equal proportionate interest in that series with each other share of that series. The assets of the Fund received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of such series, are specially allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of the Fund. Under no circumstances would the assets of a series be used to meet liabilities which are not otherwise properly chargeable to it. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series or which are general or allocable to two or more series. Upon redemption of shares of a series of the Fund, the shareholder will receive proceeds solely of the assets of such series. In the event of the dissolution or liquidation of the Fund, the holders of the shares of any series are entitled to receive as a class the underlying assets of such series available for distribution to shareholders.

    Shares of the Fund entitle their holders to one vote per share. However, on any matter submitted to a vote of the shareholders, all shares then entitled to vote will be voted by individual series, unless otherwise required by the Investment Company Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve the proposal as to those series.

    The Fund does not intend to hold annual meetings of shareholders.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of that series or class) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to removal upon the action of two-thirds of the outstanding shares of beneficial interest) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they chose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND
                            INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171 serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed -- Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus of each Series.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, in addition to a new set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication and other costs. For the fiscal year ended August 31, 1996, the Fund incurred fees of approximately $205,100 ($61,700 for the California Series, $97,700 for the California Money Market Series and $45,700 for the California Income Series) for the services of PMFS.

    Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                   DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds that are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds rated within the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1 and Baa1.

SHORT-TERM RATINGS

    Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

    MIG 1:   Loans  bearing  the designation  MIG 1  are  of the  best  quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG  2:   Loans  bearing the  designation MIG  2 are  of high  quality, with margins of protection ample although not so large as in the preceding group.

    MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SHORT-TERM DEBT RATINGS

    Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year.

    Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

    Prime-2:   Issuers rated Prime-2 (or  supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

    A:   Debt rated A has a strong  capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

COMMERCIAL PAPER RATINGS

    An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

    A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2:   Capacity  for timely  payment  on  issues with  this  designation  is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL NOTES

    A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes maturing in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. The designation SP-1 indicates a strong capacity to pay principal and interest. Those issues determined to possess very strong safety characteristics are given a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Portfolio of Investments as            PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1996                    CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
DESCRIPTION (a)                                              (Unaudited)      Rate         Date        (000)           (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.7%
---------------------------------------------------------------------------------------------------------------------------------
Arcadia Unified Sch. Dist.,
   Gen. Oblig., Ser. A, M.B.I.A.                             Aaa              Zero         9/01/10    $ 1,765        $    796,915
   Gen. Oblig., Ser. A, M.B.I.A.                             Aaa              Zero         9/01/14      1,370             471,787
   Gen. Oblig., Ser. A, M.B.I.A.                             Aaa              Zero         9/01/15      2,555             821,662
   Gen. Oblig., Ser. A, M.B.I.A.                             Aaa              Zero         9/01/16      1,225             371,126
   Gen. Oblig., Ser. A, M.B.I.A.                             Aaa              Zero         9/01/17      1,790             510,866
Bakersfield Pub. Fac. Corp., Cert. of Part., Wst. Wtr.
   Treat. Plant, No. 3                                       NR                8.00%       1/01/10      2,750 (f)       2,913,350
Baldwin Park Pub. Fin. Auth. Rev.                            BBB(c)            7.05        9/01/14      1,020           1,078,456
Berkeley Hosp. Rev., Alta Bates Hosp. Corp.                  Aaa               7.65       12/01/15      1,645 (f)       1,819,847
Brea Pub. Fin. Auth. Rev., Sub. Tax Alloc. Redev.
   Proj., Ser. C                                             NR                8.10        3/01/21      5,000           5,254,700
Buena Park Cmnty. Redev. Agcy. Tax Allocation, Central
   Bus. Dist. Proj.                                          BBB+(c)           7.10        9/01/14      2,500           2,614,625
California St. Brd. of Pub. Wks., Lease Rev., Univ. of
   California at Santa Barbara, High Technology Facs.,
   Ser. A                                                    Aaa               8.125       2/01/08      2,500 (f)       2,687,875
California St. Brd. of Pub., Wks. Lease Rev., Ser. A         A1                5.00        6/01/23      3,115           2,640,243
California St. Hlth. Facs. Fin. Auth. Rev.,
   Episcopal Homes Foundation, Ser. A                        A(c)              7.70        7/01/18      2,500           2,666,525
   Eskaton Properties                                        NR                7.50        5/01/20      4,500 (f)       4,974,705
California St. Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge.,
   Ser. A                                                    Aa               Zero         2/01/15      8,420           1,385,932
California Statewide Cmnty. Dev. Corp., Children's
   Hosp., M.B.I.A.                                           Aaa               4.75        6/01/21      2,265           1,894,491
Chula Vista Redev. Agcy., Bayfront Tax Alloc.                BBB+(c)           7.625       9/01/24      4,500           4,963,005
Contra Costa Cnty., Spec. Tax Cmnty. Facs. Dist. No.
   1991-1, Pleasant Hill                                     NR                8.125       8/01/16      1,300           1,375,530
Desert Hosp. Dist., Cert. of Part.                           AAA(c)            8.10        7/01/20      5,000 (f)       5,711,550
East Palo Alto Sanit. Dist., Cert. of Part.                  NR                8.25       10/01/15      1,295           1,388,266
Fairfield Pub. Fin. Auth. Rev., Fairfield Redev.
   Projs., Ser. A                                            NR                7.90        8/01/21      4,200 (f)       4,854,402
Fontana Cmnty. Facs., Dist. No. 2, Spec. Tax Rev., Ser.
   B                                                         NR                8.50        9/01/17      3,000           3,163,770
Foothill/Eastern Trans. Corridor Agcy.
   Toll Rd. Rev.                                             Baa              Zero         1/01/18      2,950             701,008
   Toll Rd. Rev., 1995-A                                     Baa              Zero         1/01/16      5,000           1,364,550
Kings Cnty. Wst. Mgmt. Auth., Solid Wst. Rev.                BBB+(c)           7.20       10/01/14      1,225           1,309,121
Long Beach Redev. Agcy. Dist. No. 3, Spec. Tax Rev.          NR                6.375       9/01/23      3,000           2,808,270
Los Angeles Cnty., Cert. of Part.,
   Civic Ctr. Heating & Refrigeration Plant                  NR                8.00        6/01/10      2,000 (f)       2,163,620
   Correctional Facs. Proj., M.B.I.A.                        Aaa              Zero         9/01/10      3,770 (f)       1,679,158
   Solheim Lutheran Home Inc.                                A(c)              8.125      11/01/17      2,000 (f)       2,132,440
Los Angeles Cnty., Hsg. Auth., Multifam. Mtge. Rev.,
   Mayflower Gardens Proj., Ser. K, G.N.M.A.                 NR                8.875      12/20/10      2,100 (f)       2,494,968
Los Angeles Conv. & Exhib. Ctr. Auth., Cert. of Part.        Aaa               9.00       12/01/10      1,250 (f)/(e)    1,622,025
La Canada Unified Sch. Dist.,
   Capital Apprec., F.G.I.C.                                 Aaa              Zero         8/01/12      1,600             637,968
   Unltd. Tax Gen. Oblig., F.G.I.C.                          Aaa              Zero         8/01/13      1,680             621,970

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as            PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1996                    CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description (a)                                              (Unaudited)      Rate         Date        (000)           (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Manhattan Beach California Unified Sch. Dist.,
   Capital Apprec., Ser. A, F.G.I.C.                         Aaa              Zero         9/01/12    $ 1,000        $    396,810
   Capital Apprec., Ser. A, F.G.I.C.                         Aaa              Zero         9/01/13      1,250             460,512
   Capital Apprec., Ser. A, F.G.I.C.                         Aaa              Zero         9/01/14      2,000             688,740
Met. Wtr. Dist. of Southern California,
   Rev. Linked S.A.V.R.S. & R.I.B.S.                         Aa               5.75 %(d)    8/10/18      1,000             982,840
   Waterworks Rev., Ser. A                                   Aa               5.75         7/01/21      4,000           4,020,760
Midpeninsula Regional Open Space Dist. Fin. Auth. Rev.,
   A.M.B.A.C.                                                Aaa              Zero         9/01/15      3,000             964,770
Mojave Desert & Solid Wst. Victor Vally Materials,
   Recov. Fac.                                               Baa1             7.875        6/01/20      1,175           1,284,428
Orange Cnty. Loc. Trans. Auth., Linked S.A.V.R.S. &
   R.I.B.S., A.M.B.A.C.                                      Aaa              6.20 (d)     2/14/11      8,000           8,380,960
Orange Cnty. Loc. Trans., Auth. Linked S.A.V.R.S. &
   R.I.B.S.                                                  Aa               6.20 (d)     2/14/11      1,500           1,549,035
Petaluma City Joint Union High Sch. Dist.,
   Capital Apprec., M.B.I.A.                                 Aaa              Zero         8/01/14      1,170             404,914
   Capital Apprec., M.B.I.A.                                 Aaa              Zero         8/01/15      1,600             517,120
   Capital Apprec., M.B.I.A.                                 Aaa              Zero         8/01/16      1,455             443,004
   Capital Apprec., M.B.I.A.                                 Aaa              Zero         8/01/17      3,015             864,762
Redding Elec. Sys. Rev., Cert. of Part., Reg. Linked
   S.A.V.R.S. & R.I.B.S., M.B.I.A.                           Aaa              6.368(d)     7/01/22      3,550           3,792,607
Roseville City Sch. Dist., Ser. A, F.G.I.C.                  Aaa              Zero         8/01/10      1,230             557,990
San Bernardino Cnty., Cert. of Part., Med. Ctr. Fin.
   Proj.                                                     Baa1             5.50         8/01/22      4,400           4,026,132
San Francisco City & Cnty.,
   Pub. Utils. Comn. Wtr. Rev.                               Aa               8.00        11/01/11      2,000           2,123,060
   Redev. Agcy., Lease Rev.                                  A                Zero         7/01/09      2,000             929,440
Santa Ana Tax Alloc., South Main St. Redev., M.B.I.A.        Aaa              5.00         9/01/19      3,000           2,645,340
Santa Cruz Cnty. Pub. Fin. Auth. Rev., Tax Alloc. Sub.
   Ln., Ser. B                                               AAA(c)           7.625        9/01/21      2,350(f)        2,620,344
Santa Margarita, Dana Point Auth., M.B.I.A.,
   Impvt. Dists. 3, 3A, 4 & 4A, Ser. B                       Aaa              7.25         8/01/08      2,500           2,929,475
   Impvt. Dists. 3, 3A, 4 & 4A, Ser. B                       Aaa              7.25         8/01/09      2,400           2,809,488
   Impvt. Dists. 3, 3A, 4 & 4A, Ser. B                       Aaa              7.25         8/01/14      1,000           1,174,030
So. Orange Cnty. Pub. Fin. Auth.,
   Foothill Area Proj., F.G.I.C.                             Aaa              8.00         8/15/08        750             926,887
   Foothill Area Proj., F.G.I.C.                             Aaa              6.50         8/15/10        750             825,480
   Spec. Tax Rev., M.B.I.A.                                  Aaa              7.00         9/01/11      3,500           4,019,925
Sonoma Cnty., Cert. Of Part., Correctional Facs. Proj.       NR               8.125        6/01/12      4,000(f)        4,239,680
Southern California Pub. Pwr. Auth.,
   Proj. Rev.                                                A                6.75         7/01/10      2,250           2,487,465
   Proj. Rev.                                                A                6.75         7/01/11      1,195           1,321,921
   Proj. Rev.                                                A                6.75         7/01/12      2,935           3,250,072
   Proj. Rev.                                                A                6.75         7/01/13      4,000           4,427,400
   Proj. Rev., A.M.B.A.C.                                    Aaa              Zero         7/01/16      7,925(f)        2,472,125
   Transmission Proj. Rev. Rfdg., Ser. A, F.G.I.C.           Aaa              Zero         7/01/12      7,080(f)        2,845,381
Sulphur Springs Union Sch. Dist., Ser. A, M.B.I.A.           Aaa              Zero         9/01/09      2,000             961,840

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as            PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1996                    CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                               Moody's                               Principal
                                                                Rating      Interest     Maturity     Amount            Value
Description (a)                                              (Unaudited)      Rate         Date        (000)           (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Torrance Redev. Agcy., Rfdg. Tax. Alloc., Downtown
   Redev.                                                    Baa              7.125%       9/01/21    $ 1,580        $  1,647,450
Vacaville Cmnty. Redev. Agcy., Cmnty. Hsg. Fin.
   Multifamily                                               A-(c)            7.375       11/01/14      1,110           1,169,485
Victor Valley Union High Sch. Dist.,
   Gen. Oblig., M.B.I.A.                                     Aaa              Zero         9/01/09      2,075             997,909
   Gen. Oblig., M.B.I.A.                                     Aaa              Zero         9/01/15      5,070           1,630,461
Virgin Islands Terr., Hugo Ins. Claims Fund Prog., Hugo
   Ins. Claims Fund Proj., Ser. 91                           NR               7.75        10/01/06        835             880,675
Walnut Valley Unified Sch. Dist., M.B.I.A.                   Aaa              6.00         8/01/15      1,870           1,938,741
Whittier Pub. Fin. Auth. Rev., Whittier Blvd. Redev.
   Proj., Ser. A                                             NR               7.50         9/01/14        825             855,113
                                                                                                                     ------------
Total long-term investments (cost $143,356,500)                                                                       153,359,297
SHORT-TERM INVESTMENT--1.4%
California St. Poll. Ctrl. Fin. Auth. Rev., Pacific Gas
   & Elec. Co., Ser. 96-C, F.R.D.D. (cost $2,300,000)        A-1+(c)          3.65         9/03/96      2,300           2,300,000
                                                                                                                     ------------
Total Investments--98.1%
(cost $145,656,500; Note 4)                                                                                           155,659,297
Other assets in excess of liabilities--1.9%                                                                             2,949,604
                                                                                                                     ------------
Net Assets--100%                                                                                                     $158,608,901
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     G.N.M.A.--Government National Mortgage Association.
     M.B.I.A.--Municipal Bond Insurance Association.
     R.I.B.S.--Residual Interest Bearing Securities.
     S.A.V.R.S.--Select Auction Variable Rate Securities.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Pledged as initial margin on financial futures contracts.
(f) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities        CALIFORNIA SERIES
--------------------------------------------------------------------------------


 Assets                                                                                                         August 31, 1996
Investments, at value (cost $145,656,500)..................................................................       $ 155,659,297
Cash.......................................................................................................           1,166,619
Interest receivable........................................................................................           2,203,167
Receivable for Series shares sold..........................................................................             142,334
Due from broker - variation margin.........................................................................              44,688
Other assets...............................................................................................               4,833
                                                                                                                 ---------------
   Total assets............................................................................................         159,220,938
                                                                                                                 ---------------
Liabilities
Payable for Series shares reacquired.......................................................................             298,399
Dividends payable..........................................................................................             137,200
Accrued expenses and other liabilities.....................................................................              66,062
Management fee payable.....................................................................................              61,596
Distribution fee payable...................................................................................              43,332
Deferred trustee's fees....................................................................................               5,448
                                                                                                                 ---------------
   Total liabilities.......................................................................................             612,037
                                                                                                                 ---------------
Net Assets.................................................................................................       $ 158,608,901
                                                                                                                 ---------------
                                                                                                                 ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par...................................................................       $     138,710
   Paid-in capital in excess of par........................................................................         152,610,944
                                                                                                                 ---------------
                                                                                                                    152,749,654
   Accumulated net realized loss on investments............................................................          (4,239,800)
   Net unrealized appreciation on investments..............................................................          10,099,047
                                                                                                                 ---------------
Net assets, August 31, 1996................................................................................       $ 158,608,901
                                                                                                                 ---------------
                                                                                                                 ---------------
Class A:
   Net asset value and redemption price per share
      ($72,875,740 / 6,372,299 shares of beneficial interest issued and outstanding).......................               $11.44
   Maximum sales charge (3.0% of offering price)...........................................................                 .35
                                                                                                                 ---------------
   Maximum offering price to public........................................................................              $11.79
                                                                                                                 ---------------
                                                                                                                 ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($85,190,337 / 7,451,221 shares of beneficial interest issued and outstanding).......................              $11.43
                                                                                                                 ---------------
                                                                                                                 ---------------
Class C:
   Net asset value, offer price and redemption price per share
      ($542,824 / 47,478 shares of beneficial interest issued and outstanding).............................              $11.43
                                                                                                                 ---------------
                                                                                                                 ---------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1996
Income
   Interest.................................     $10,717,755
                                               ---------------
Expenses
   Management fee...........................         839,649
   Distribution fee--Class A................          71,119
   Distribution fee--Class B................         482,623
   Distribution fee--Class C................           2,146
   Reports to shareholders..................         165,000
   Transfer agent's fees and expenses.......          81,000
   Custodian's fees and expenses............          81,000
   Registration fees........................          54,000
   Legal fees and expenses..................          20,000
   Audit fees and expenses..................          15,000
   Trustees' fees...........................           8,100
   Miscellaneous............................          11,183
                                               ---------------
      Total expenses........................       1,830,820
Less: Management fee waiver.................         (83,965)
   Custodian fee credit.....................          (5,344)
                                               ---------------
      Net expenses..........................       1,741,511
                                               ---------------
Net investment income.......................       8,976,244
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................       1,703,146
   Financial futures transactions...........      (1,188,531)
                                               ---------------
                                                     514,615
                                               ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................      (1,414,265)
   Financial futures contracts..............         210,938
                                               ---------------
                                                  (1,203,327)
                                               ---------------
Net loss on investments.....................        (688,712)
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 8,287,532
                                               ---------------
                                               ---------------


PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA SERIES
Statement of Changes in Net Assets

Increase (Decrease)                      Year Ended August 31,
in Net Assets                           1996                1995
Operations
   Net investment income........    $   8,976,244       $  10,047,914
   Net realized gain (loss) on
      investment transactions...          514,615            (198,389)
   Net change in unrealized
      appreciation
      (depreciation) of
      investments...............       (1,203,327)          2,510,222
                                  -----------------    ---------------
   Net increase in net assets
      resulting from
      operations................        8,287,532          12,359,747
                                  -----------------    ---------------
Dividends (Note 1)
   Dividends to shareholders
      from net investment income
      Class A...................       (3,964,257)         (2,510,344)
      Class B...................       (4,997,891)         (7,533,552)
      Class C...................          (14,096)             (4,018)
                                  -----------------    ---------------
                                       (8,976,244)        (10,047,914)
                                  -----------------    ---------------
Series share transactions (net
   of share conversions) (Note
   5)
   Net proceeds from shares
      sold......................       15,413,483          14,662,935
   Net asset value of shares
      issued in reinvestment of
      dividends.................        4,904,100           5,451,092
   Cost of shares reacquired....      (33,442,925)        (47,070,094)
                                  -----------------    ---------------
   Net decrease in net assets
      from Series share
      transactions..............      (13,125,342)        (26,956,067)
                                  -----------------    ---------------
Total decrease..................      (13,814,054)        (24,644,234)
Net Assets
Beginning of year...............      172,422,955         197,067,189
                                  -----------------    ---------------
End of year.....................    $ 158,608,901       $ 172,422,955
                                  -----------------    ---------------
                                  -----------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                        PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements           CALIFORNIA SERIES
--------------------------------------------------------------------------------
Prudential California Municipal Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Series (the ``Series'') commenced investment operations on September 19, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
--------------------------------------------------------------------------------

                                        PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements           CALIFORNIA SERIES
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $83,965 ($.006 per share). The Series is not required to reimburse PMF for such waiver.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became the distributor of the Class A shares of the Fund and is servicing the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also the distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensated PSI, and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1996.

PMFD and PSI have advised the Series that they have received approximately $27,000 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1996. From these fees, PMFD and PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the year ended August 31, 1996, it received approximately $238,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1996, the Series incurred fees of approximately $61,700 for the services of PMFS. As of August 31, 1996, approximately $4,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1996 were $43,176,505 and $61,494,908, respectively.

At August 31, 1996, the Series sold 55 financial futures contracts on U.S. Treasury Bonds which expire in September 1996. The value at disposition of such contracts was $5,998,438. The value of such contracts on August 31, 1996 was $5,902,188, thereby resulting in an unrealized gain of $96,250.

The cost basis of investments for federal income tax purposes was substantially the same as for financial reporting purposes and, accordingly, at August 31, 1996 net unrealized appreciation of investments for federal income tax purposes was $10,002,797 (gross unrealized appreciation--$10,988,681; gross unrealized depreciation--$985,884).

For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 1996 of approximately $4,191,500 which expires in 2003. Such carryforward is after utilization of approximately $691,000 of net taxable gains realized and recognized during the year ended August 31, 1996. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
--------------------------------------------------------------------------------

                                        PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements           CALIFORNIA SERIES
--------------------------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. The Fund will commence offering Class Z shares on September 17, 1996. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

Transactions in shares of beneficial interest for the fiscal years ended August 31, 1996 and 1995 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1996:
Shares sold.........................     619,476    $  7,175,954
Shares issued in reinvestment of
  dividends.........................     187,402       2,174,280
Shares reacquired...................  (1,344,223)    (15,617,393)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (537,345)     (6,267,159)
Shares issued upon conversion from
  Class B...........................     958,791      11,102,285
                                      ----------    ------------
Net increase in shares
  outstanding.......................     421,446    $  4,835,126
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     378,328    $  4,180,841
Shares issued in reinvestment of
  dividends.........................     117,773       1,337,448
Shares reacquired...................  (1,225,036)    (13,742,541)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (728,935)     (8,224,252)
Shares issued upon conversion from
  Class B...........................   5,610,964      62,338,422
                                      ----------    ------------
Net increase in shares
  outstanding.......................   4,882,029    $ 54,114,170
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1996:
Shares sold.........................     667,065    $  7,754,964
Shares issued in reinvestment of
  dividends.........................     234,072       2,717,458
Shares reacquired...................  (1,531,579)    (17,745,722)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (630,442)     (7,273,300)
Shares reacquired upon conversion
  into
  Class A...........................    (958,791)    (11,102,285)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (1,589,233)   $(18,375,585)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     928,019    $ 10,337,210
Shares issued in reinvestment of
  dividends.........................     370,841       4,111,099
Shares reacquired...................  (3,028,920)    (33,303,902)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,730,060)    (18,855,593)
Shares reacquired upon conversion
  into
  Class A...........................  (5,610,964)    (62,338,422)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (7,341,024)   $(81,194,015)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1996:
Shares sold.........................      42,108    $    482,565
Shares issued in reinvestment of
  dividends.........................       1,070          12,362
Shares reacquired...................      (6,937)        (79,810)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      36,241    $    415,117
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................      13,073    $    144,884
Shares issued in reinvestment of
  dividends.........................         224           2,545
Shares reacquired...................      (2,078)        (23,651)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      11,219    $    123,778
                                      ----------    ------------
                                      ----------    ------------

                                        PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                    CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                                Class A
                                         ------------------------------------------------------
                                                         Year Ended August 31,
                                         ------------------------------------------------------
                                          1996        1995        1994        1993        1992
                                         -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $ 11.49     $ 11.30     $ 12.16     $ 11.48     $11.01
                                         -------     -------     -------     -------     ------
Income from investment operations
Net investment income................        .65(a)      .66(a)      .65         .69        .70
Net realized and unrealized gain
   (loss) on investment
   transactions......................       (.05)        .19        (.74)        .68        .47
                                         -------     -------     -------     -------     ------
   Total from investment
      operations.....................        .60         .85        (.09)       1.37       1.17
                                         -------     -------     -------     -------     ------
Less distributions
Dividends from net investment
   income............................       (.65)       (.66)       (.65)       (.69)      (.70)
Distributions from net realized
   gains.............................      --          --           (.12)      --          --
                                         -------     -------     -------     -------     ------
   Total distributions...............       (.65)       (.66)       (.77)       (.69)      (.70)
                                         -------     -------     -------     -------     ------
Net asset value, end of year.........    $ 11.44     $ 11.49     $ 11.30     $ 12.16     $11.48
                                         -------     -------     -------     -------     ------
                                         -------     -------     -------     -------     ------
TOTAL RETURN(b):.....................       5.23%       7.90%      (0.80)%     12.30%     10.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $72,876     $68,403     $12,082     $11,116     $5,388
Average net assets (000).............    $71,119     $42,617     $11,812      $7,728     $4,322
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        .81%(a)     .73%(a)     .73%        .77%       .82%
   Expenses, excluding distribution
      fees...........................        .71%(a)     .63%(a)     .63%        .67%       .72%
   Net investment income.............       5.58%(a)    5.90%(a)    5.57%       5.82%      6.25%
Portfolio turnover rate..............         26%         44%         69%         43%        53%

---------------
(a) Net of fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                         PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                     CALIFORNIA SERIES
--------------------------------------------------------------------------------

                                                                                                                  Class C
                                                                   Class B                                 ---------------------
                                       ---------------------------------------------------------------
                                                            Year Ended August 31,                          Year Ended August 31,
                                       ---------------------------------------------------------------     ---------------------
                                         1996            1995         1994         1993         1992          1996         1995
                                       --------        --------     --------     --------     --------     ----------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................  $  11.49        $  11.29     $  12.15     $  11.48     $  11.01       $11.49       $11.29
                                       --------        --------     --------     --------     --------       ------       ------
Income from investment operations
Net investment income................       .60(a)          .62(a)       .60          .64          .66          .57(a)       .59(a)
Net realized and unrealized gain
   (loss) on investment
   transactions......................      (.06)            .20         (.74)         .67          .47         (.06)         .20
                                                                                                              -----
                                       --------        --------     --------     --------     --------                    ------
   Total from investment
      operations.....................       .54             .82         (.14)        1.31         1.13          .51          .79
                                       --------        --------     --------     --------     --------       ------       ------
Less distributions
Dividends from net investment
   income............................      (.60)           (.62)        (.60)        (.64)        (.66)        (.57)        (.59)
Distributions from net realized
   gains.............................     --              --            (.12)       --           --           --            --
                                       --------        --------     --------     --------     --------       ------       ------
   Total distributions...............      (.60)           (.62)        (.72)        (.64)        (.66)        (.57)        (.59)
                                       --------        --------     --------     --------     --------       ------       ------
Net asset value, end of period.......  $  11.43        $  11.49     $  11.29     $  12.15     $  11.48       $11.43       $11.49
                                       --------        --------     --------     --------     --------       ------       ------
                                       --------        --------     --------     --------     --------       ------       ------
TOTAL RETURN(b):.....................      4.73%           7.56%      (1.20)%       11.74%       10.52%        4.47%        7.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......   $85,190        $103,891     $184,985     $207,634     $177,861         $543         $129
Average net assets (000).............   $96,525        $136,275     $201,558     $190,944     $172,495         $286         $ 76
Ratios to average net assets:
   Expenses, including distribution
      fees...........................      1.21%(a)        1.13%(a)     1.13%        1.17%        1.22%        1.46%(a)     1.38%(a)
   Expenses, excluding distribution
      fees...........................       .71%(a)         .63%(a)      .63%         .67%         .72%         .71%(a)      .63%(a)
   Net investment income.............      5.18%(a)        5.50%(a)     5.17%        5.44%        5.85%        4.93%(a)     5.25%(a)
Portfolio turnover rate..............        26%             44%          69%          43%          53%          26%          44%

                                       August 1,
                                        1994(d)
                                        through
                                       August 31,
                                          1994
                                       ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $11.32
                                          -----

Income from investment operations
Net investment income................       .04
Net realized and unrealized gain
   (loss) on investment
   transactions......................      (.03)
                                          -----

   Total from investment
      operations.....................       .01
                                          -----

Less distributions
Dividends from net investment
   income............................      (.04)
Distributions from net realized
   gains.............................     --
                                          -----

   Total distributions...............      (.04)
                                          -----

Net asset value, end of period.......    $11.29
                                          -----
                                          -----

TOTAL RETURN(b):.....................       .05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......      $200(e)
Average net assets (000).............      $199(e)
Ratios to average net assets:
   Expenses, including distribution
      fees...........................      1.71%(c)
   Expenses, excluding distribution
      fees...........................       .96%(c)
   Net investment income.............      4.87%(c)
Portfolio turnover rate..............        69%


---------------
(a) Net of fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Figures are actual and not rounded to the nearest thousand.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                     PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Independent Auditors' Report         CALIFORNIA SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential California Municipal Fund, California Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential California Municipal Fund, California Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                 PRUDENTIAL CALIFORNIA MUNICIPAL FUND
as of August 31, 1996                    CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.4%
---------------------------------------------------------------------------------------------------------------------------------
Arcadia Unified Sch. Dist.,
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa              Zero         9/01/09    $ 1,200     $    577,104
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa              Zero         9/01/11      1,875          794,025
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa             Zero          9/01/12      2,045          811,476
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa             Zero          9/01/13      1,205          443,934
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa             Zero          9/01/18      1,940          521,588
Assoc. of Bay Area Govt's. Fin. Auth., Cert. of Part.,
   Channing House, Ser. A                                       A(c)              7.125%      1/01/21      1,500        1,605,045
Brea Pub. Fin. Auth. Rev., Tax Alloc. Redev. Proj., Ser. C      NR                8.10        3/01/21      3,000        3,152,820
Buena Park Cmnty. Redev. Agcy. Cent. Bus. Dist. Proj.           NR                7.80        9/01/14      3,325        3,447,626
California St. Dept. Wtr. Res. Rev., Central Valley Proj.,
   Ser. J                                                       Aa                7.00       12/01/12      1,000        1,145,680
California St. Edl. Facs. Auth. Rev., Chapman College           Baa               7.50        1/01/18        600          643,368
California St. Gen. Oblig., A.M.B.A.C.                          Aaa               6.50        9/01/10      1,250        1,382,575
California Statewide Cmnty. Dev. Rev., Cert. of Part.,
   Villaview Cmnty. Hosp.                                       A(c)              7.00        9/01/09        955        1,031,037
Carson City Ltd. Oblig. Impvt. Rev., Assmt. Dist.               NR                7.375       9/02/22      2,415        2,509,016
Chula Vista Cmnty. Redev. Agcy.,
   Ref. Tax Alloc. Sr. Bayfront, Ser. A                         BBB+(c)           7.625       9/01/24      2,500        2,757,225
   Ref. Tax Alloc. Sub. Bayfront, Ser. C                        NR                8.25        5/01/24      2,500        2,739,700
Contra Costa Cnty., Spec. Tax Cmnty. Facs. Dist. No. 91-1       NR                8.125       8/01/16      1,520        1,608,312
Corona Cert. of Part., Vista Hosp. Sys. Inc., Ser. C            NR                8.375       7/01/11      2,000        1,974,300
Delano, Cert. of Part., Regl. Med. Ctr., Ser. 92A               NR                9.25        1/01/22      2,910        3,238,161
Desert Hosp. Dist., Cert. of Part.                              AAA(c)            8.10        7/01/20      2,000 (f)    2,284,620
East Palo Alto San. Dist., Cert. of Part.                       NR                8.25       10/01/15        500          536,010
El Dorado Cnty., Spec. Tax, Cmnty. Facs. Dist. No. 92-1         NR                8.25        9/01/24      1,995        2,186,859
Fairfield Pub. Fin. Auth. Rev., Fairfield Redev. Proj.,
   Ser. A                                                       NR                7.90        8/01/21      2,500 (f)    2,889,525
Folsom Spec. Tax, Cmnty. Facs. Dist. No. 2                      NR                7.70       12/01/19      3,130        3,250,818
Fontana Pub. Fin. Auth., N. Fontana Tax Alloc. Rev.             NR                7.65       12/01/09      1,575 (f)    1,811,975
Fontana Spec. Tax. Cmnty. Facs. Dist. No. 2, Ser. B             NR                8.50        9/01/17      3,595        3,791,251
Foothill/Eastern Trans. Corr. Agcy., Toll Rd., Ser. A           Baa             Zero          1/01/20     10,000        2,067,400
Gateway Impv. Auth. Rev., Marin City Cmnty. Facs. Dist.-A       NR                7.75        9/01/25      2,100        2,170,959
Kings Cnty. Wst. Mgmt. Auth., Solid Wst. Rev.                   BBB+(c)           7.20       10/01/14      1,275        1,362,554
La Quinta Redev. Agcy.,
   Tax Alloc., M.B.I.A.                                         Aaa               7.30        9/01/10      1,000        1,177,520
   Tax Alloc., M.B.I.A.                                         Aaa               7.30        9/01/11      1,000        1,177,860
Long Beach Redev. Agcy. Hsg.,
   Multifamily Hsg. Rev., Pacific Court Apts.                   NR                6.80        9/01/13      1,000          809,450
   Multifamily Hsg. Rev., Pacific Court Apts.                   NR                6.95        9/01/23      1,500        1,189,440
Los Angeles Cmnty. Facs. Dist., No. 5, Spec. Tax                NR                7.25        9/01/19      1,500        1,555,020
Los Angeles Dept. of Wtr. & Pwr., Waterworks Rev.               Aa                4.50        5/15/23      1,900        1,499,518

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                 PRUDENTIAL CALIFORNIA MUNICIPAL FUND
as of August 31, 1996                    CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Lynwood Pub. Fin. Auth. Rev., Wtr. Sys. Impvt. Proj.            BBB-(c)           6.50%       6/01/21   $  1,500     $  1,500,960
Met. Wtr. Dist. of Southern California,
   Waterworks Rev., Linked S.A.V.R.S. & R.I.B.S.                Aa                5.75        8/10/18      1,000          982,840
   Waterworks Rev., Ser. A                                      Aa                5.75        7/01/21      2,000        2,010,380
Mojave Desert & Mtn. Solid Waste Joint Pwrs. Auth. Proj.
   Rev.                                                         Baa1              7.875       6/01/20      1,175        1,284,428
Ontario California Impvt. Bond Act of 1915, Assmt. Dist.
   100C - Com. CTR. III                                         NR                8.00        9/02/11      1,380        1,429,721
Orange Cnty. Cmnty. Facs. Dist., Spec. Tax Rev.,
   No. 87-4, Foothill Ranch, Ser. A                             NR                7.375       8/15/18      3,500 (f)    4,026,715
   No. 87-5B, Rancho Santa Margarita                            NR                7.50        8/15/17      1,750 (f)    2,019,657
   No. 88-1, Aliso Viejo, Ser. A                                AAA(c)            7.15        8/15/06        805 (f)      920,912
Orange Cnty. Loc. Trans. Auth.,
   Sales Tax Rev., Linked S.A.V.R.S. & R.I.B.S.                 Aa                6.20        2/14/11      1,500        1,549,035
   Sales Tax Rev., Linked S.A.V.R.S. & R.I.B.S.,
      A.M.B.A.C.                                                Aaa               6.20        2/14/11     10,000       10,476,200
Perris Sch. Dist., Cert. of Part., Cap. Proj.                   NR                7.75        3/01/21      1,500 (f)    1,712,400
Placentia Pub. Fin. Auth., Tax Rev., Ser. B                     NR                6.60        9/01/15      1,500        1,437,465
Puerto Rico Hwy. & Trans. Auth. Rev., Ser. Q                    AAA(c)             7.75(d)    7/01/10      2,100 (e)    2,376,402
Puerto Rico Pub. Bldgs. Auth., Gtd. Pub. Ed. & Hlth.
   Facs., Ser. J                                                Baa1            Zero          7/01/06      1,605          937,641
Redding Elec. Sys. Rev., Cert. of Part., Linked S.A.V.R.S.
   & R.I.B.S., M.B.I.A.                                         Aaa               6.368(d)    7/01/22      3,750        4,006,275
Richmond Redev. Agcy. Rev., Multifamily Bridge Affordable
   Hsg.                                                         NR                7.50        9/01/23      2,500        2,468,675
Riverside Cnty. Cert. of Part., Air Force Vlg. West             NR                8.125       6/15/20      3,000        3,094,860
Riverside Cnty. Impvt. Bond Act 1915, Assmt. Dist. 159,
   Ser. A                                                       NR                7.625       9/02/14      2,500        2,578,275
Rocklin Stanford Ranch Cmnty. No.3, Facs. Dist., Spec. Tax      NR                8.10       11/01/15      1,000 (f)    1,146,220
Rocklin Unified Sch. Dist., Gen. Oblig.,
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa             Zero          8/01/12      1,110          442,590
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa             Zero          8/01/13      1,165          431,306
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa             Zero          8/01/14      1,220          422,218
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa             Zero          8/01/15      1,285          415,312
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa             Zero          8/01/16      1,400          426,258
Roseville Jt. Union H.S. Dist., Ser. B, F.G.I.C.                Aaa             Zero          6/01/20      5,000        1,197,050
Sacramento City. Fin. Auth.,
   Cap. Apprec., Tax Alloc. Comb. Proj., Ser. B, M.B.I.A.       Aaa             Zero         11/01/16      5,700        1,709,772
   Cap. Apprec., Tax Alloc. Comb. Proj., Ser. B, M.B.I.A.       Aaa             Zero         11/01/17      5,695        1,609,236
Sacramento Cnty. Spec. Tax Cmnty.,
   Dist. No. 1, Elliot Ranch,                                   NR                8.20        8/01/21      2,000        2,091,220
   Dist. No. 1, Laguna Creek Ranch                              NR                8.25       12/01/20      1,000        1,064,230
Sacramento Spec. Purpose Fac., Y.M.C.A. of Sacramento           NR                7.25       12/01/18      2,200        2,237,950

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments                 PRUDENTIAL CALIFORNIA MUNICIPAL FUND
as of August 31, 1996                    CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
San Bernardino Cnty., Cert. of Part.,
   Med. Ctr. Fin. Proj.                                         Baa1              5.50%       8/01/22   $  4,540     $  4,154,236
   Med. Ctr. Fin. Proj.                                         Baa1              5.50        8/01/24      5,250        4,707,308
San Diego Cnty. Wtr. Auth., Wtr. Rev., Cert. of Part.,
   F.G.I.C.                                                     Aaa               5.681(d)    4/23/08      2,000        2,042,740
San Diego Spec. Tax, Cmnty. Facs. Dist. No. 1, Ser. B           NR                7.10        9/01/20      2,000        2,027,400
San Francisco City & Cnty.,
   Redev. Agcy., Lease Rev.                                     A               Zero          7/01/06      1,500          858,465
   Redev. Agcy., Lease Rev.                                     A               Zero          7/01/07      2,250        1,203,300
San Joaquin Hills Trans. Corridor Agcy.,
   Toll Road Rev.                                               NR              Zero          1/01/11      2,000          696,020
   Toll Road Rev.                                               NR              Zero          1/01/22     15,000        2,749,350
San Jose Redev. Proj., M.B.I.A.                                 Aaa               6.00        8/01/15      3,000        3,110,280
Santa Margarita, Dana Point Auth.,
   Impvt. Dists. Ser. A, M.B.I.A.                               Aaa               7.25        8/01/09        905        1,059,411
   Impvt. Dists. Ser. B, M.B.I.A.                               Aaa               7.25        8/01/14      1,000        1,174,030
South Orange Cnty., Pub. Fin. Auth.,
   Foothill Area Proj., Ser. C, F.G.I.C.                        Aaa               8.00        8/15/08        750          926,888
   Foothill Area Proj., Ser. C, F.G.I.C.                        Aaa               6.50        8/15/10        750          825,480
   Spec. Tax Rev., M.B.I.A.                                     Aaa               7.00        9/01/10      2,535        2,913,704
South San Francisco Redev., Agcy., Tax Alloc., Gateway
   Redev. Proj.                                                 NR                7.60        9/01/18      2,375        2,484,820
South Tahoe Joint Pwrs. Fin. Ser. A, B.A.N.                     NR                8.00       10/01/01      2,500        2,494,775
Southern California Pub. Pwr. Auth.,
   Proj. Rev.                                                   A                 6.75        7/01/10      6,250        6,909,625
   Proj. Rev.                                                   A                 6.75        7/01/13      3,000        3,320,550
   Proj. Rev., A.M.B.A.C.                                       Aaa             Zero          7/01/16      8,400 (f)    2,620,296
Sulphur Springs Unified Sch. Dist., Ser. A, M.B.I.A.            Aaa             Zero          9/01/11      3,000        1,270,440
Temecula Valley Unified Sch. Dist., Cmnty. Facs., Spec.
   Tax Dist. No. 89-1,                                          NR                8.60        9/01/17      2,600        2,684,916
Torrance Redev. Agcy.,
   Tax Alloc. Downtown Redev.                                   Baa               7.125       9/01/22      3,925        4,092,558
   Tax Alloc. Ind. Redev. Proj.                                 NR                7.75        9/01/13      2,500        2,589,250
Vacaville Cmnty. Redev. Agcy., Multifamily Hsg. Rev.            A-(c)             7.375      11/01/14      1,110        1,169,485
Victor Valley,
   Union H.S. Dist., M.B.I.A                                    Aaa             Zero          9/01/17      4,500        1,284,300
   Union H.S. Dist., M.B.I.A.                                   Aaa             Zero          9/01/19      5,450        1,380,376
   Union H.S. Dist., M.B.I.A.                                   Aaa             Zero          9/01/20      5,850        1,379,664
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust
   Fund                                                         BBB(c)            7.70       10/01/04      1,000        1,077,620
Virgin Islands Territory, Hugo Ins. Claims Fund Prog.,
   Ser. 91                                                      NR                7.75       10/01/06      1,080        1,139,076
West Contra Costa Unified Sch. Dist., Cert. of Part.            Ba1               6.875       1/01/09      1,140        1,194,196
West Sacramento Impvt. Bond Act of 1915, Lighthouse Marina
   Assmt. Dist. 90-1                                            NR                8.50        9/02/17      2,500        2,544,300

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                 PRUDENTIAL CALIFORNIA MUNICIPAL FUND
as of August 31, 1996                    CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Westminster Redev. Agcy., Tax Allocation Rev., Orange
   County, Proj. No. 1, Ser. A                                  Baa               7.30%       8/01/21   $  3,000     $  3,250,050
                                                                                                                     ------------
Total long-term investments (cost $178,343,280)                                                                       189,484,883
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--0.3%
California Pol. Ctrl. Fin. Comm. Paper Ref., Pacific Gas &
   Elec Co., Ser. 96, F.R.D.D.                                  A1+(c)           3.65         9/03/96        200          200,000
California Poll. Ctrl. Fin. Auth. Rev., Shell Oil Co.
   Proj., Ser. 94, F.R.D.D.                                     VMIG1            3.80         9/03/96        300          300,000
                                                                                                                     ------------
Total short-term investments (cost $500,000)                                                                              500,000
                                                                                                                     ------------
Total Investments--98.7%
(cost $178,843,280; Note 4)                                                                                           189,984,883
Other assets in excess of liabilities--1.3%                                                                             2,503,570
                                                                                                                     ------------
Net Assets--100%                                                                                                     $192,488,453
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bearing Securities.
    S.A.V.R.S.--Select Auction Variable Rate Securities.
(b) For purposes of amortized cost valuation, the maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Pledged as initial margin on financial futures contracts.
(f) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                          PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities       CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

Assets                                                                                                          August 31, 1996
                                                                                                                ---------------
Investments, at value (cost $178,843,280).................................................................       $ 189,984,883
Cash......................................................................................................               8,627
Interest receivable.......................................................................................           3,135,588
Receivable for Series shares sold.........................................................................             313,851
Receivable for investments sold...........................................................................             111,050
Due from broker - variation margin........................................................................              85,687
Other assets..............................................................................................               5,783
                                                                                                                ---------------
   Total assets...........................................................................................         193,645,469
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................             802,315
Dividends payable.........................................................................................             178,355
Management fee payable....................................................................................              74,776
Accrued expenses and other liabilities....................................................................              65,997
Distribution fee payable..................................................................................              30,125
Deferred trustee's fees...................................................................................               5,448
                                                                                                                ---------------
   Total liabilities......................................................................................           1,157,016
                                                                                                                ---------------
Net Assets................................................................................................       $ 192,488,453
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $     186,341
   Paid-in capital in excess of par.......................................................................         185,055,775
                                                                                                                ---------------
                                                                                                                   185,242,116
   Accumulated net realized loss on investments...........................................................          (4,020,891)
   Net unrealized appreciation on investments.............................................................          11,267,228
                                                                                                                ---------------
Net assets, August 31, 1996...............................................................................       $ 192,488,453
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($153,236,136 / 14,834,390 shares of beneficial interest issued and outstanding)....................              $10.33
   Maximum sales charge (3.0% of offering price)..........................................................                 .32
                                                                                                                        ------
   Maximum offering price to public.......................................................................              $10.65
                                                                                                                        ------
                                                                                                                        ------
Class B:
   Net asset value, offering price and redemption price per share
      ($35,982,982 / 3,483,254 shares of beneficial interest issued and outstanding)......................              $10.33
                                                                                                                        ------
                                                                                                                        ------
Class C:
   Net asset value, offering price and redemption price per share
      ($3,269,335 / 316,478 shares of beneficial interest issued and outstanding).........................              $10.33
                                                                                                                        ------
                                                                                                                        ------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA INCOME SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1996
Income
   Interest and discount earned...............     $12,853,333
                                                 ---------------
Expenses
   Management fee.............................         988,612
   Distribution fee--Class A..................         161,420
   Distribution fee--Class B..................         162,773
   Distribution fee--Class C..................          24,750
   Custodian's fees and expenses..............          94,000
   Reports to shareholders....................          90,000
   Transfer agent's fees and expenses.........          55,000
   Registration fees..........................          48,000
   Audit fees and expenses....................          15,000
   Legal fees and expenses....................          14,000
   Trustees' fees.............................           8,100
   Amortization of organizational expenses....           1,900
   Miscellaneous..............................          12,949
                                                 ---------------
      Total expenses..........................       1,676,504
   Less: Management fee waiver (Note 2).......        (533,497)
       Custodian fee credit...................          (4,503)
                                                 ---------------
      Net expenses............................       1,138,504
                                                 ---------------
Net investment income.........................      11,714,829
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................       1,289,462
   Financial futures transactions.............        (713,536)
                                                 ---------------
                                                       575,926
                                                 ---------------
Net change in unrealized appreciation on:
   Investments................................         209,221
   Financial futures contracts................         137,812
                                                 ---------------
                                                       347,033
                                                 ---------------
Net gain on investments.......................         922,959
                                                 ---------------
Net Increase in Net Assets Resulting
from Operations...............................     $12,637,788
                                                 ---------------
                                                 ---------------

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA INCOME SERIES
Statement of Changes in Net Assets

Increase (Decrease)                   Year Ended August 31,
in Net Assets                          1996            1995
Operations
   Net investment income........   $ 11,714,829    $ 12,281,825
   Net realized gain (loss) on
      investment transactions...        575,926      (2,117,785)
   Net change in unrealized
      appreciation of
      investments...............        347,033       3,177,885
                                   ------------    ------------
   Net increase in net assets
      resulting from
      operations................     12,637,788      13,341,925
                                   ------------    ------------
Dividends to shareholders from
   net investment income (Note
   1)
   Class A......................     (9,710,835)    (10,737,201)
   Class B......................     (1,827,016)     (1,442,735)
   Class C......................       (176,978)       (101,889)
                                   ------------    ------------
                                    (11,714,829)    (12,281,825)
                                   ------------    ------------
Series share transactions (net
   of share conversions) (Note
   5)
   Net proceeds from shares
      sold......................     30,762,482      45,224,907
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends.................      5,331,430       5,353,440
   Cost of shares reacquired....    (39,437,718)    (60,456,281)
                                   ------------    ------------
   Net decrease in net assets
      from Series share
      transactions..............     (3,343,806)     (9,877,934)
                                   ------------    ------------
Total decrease..................     (2,420,847)     (8,817,834)
Net Assets
Beginning of year...............    194,909,300     203,727,134
                                   ------------    ------------
End of year.....................   $192,488,453    $194,909,300
                                   ------------    ------------
                                   ------------    ------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                      PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements         CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
Prudential California Municipal Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Income Series (the ``Series'') commenced investment operations on December 3, 1990. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in preparation of its financial statements.

Security Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
--------------------------------------------------------------------------------

                                      PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements         CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
Deferred Organization Expenses: The Series incurred approximately $36,000 in organization and initial registration expenses. Such amount has been amortized over a period of 60 months ended December 1995.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LCC. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.
PMF reduced its voluntary management fee waiver by the following amounts during the fiscal year:

                                                 Amount of
                    Period                       Fee Waiver
----------------------------------------------   ----------
September 1, 1995-December 31, 1995                 .425%
January 1, 1996-March 31, 1996                      .300
April 1, 1996-June 30, 1996                         .175
July 1, 1996-August 31, 1996                         .05

The amount of such fees waived for the fiscal year ended August 31, 1996 amounted to $533,497 ($.03 per share or .27% of average net assets). The Series is not required to reimburse PMF for such waiver.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996 Prudential Securities Incorporated (``PSI'') became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also the distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensated PSI, and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1996.

PMFD and PSI have advised the Series that they have received approximately $201,400 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1996. From these fees, PMFD and PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PSI has advised the Series that for the fiscal year ended August 31, 1996, it received approximately $75,500 and $6,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF, and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1996, the Series incurred fees of approximately $45,700 for the services of PMFS. As of August 31, 1996 approximately $3,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

                                      PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements         CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1996 were $42,468,532 and $45,878,136 respectively.

The federal income tax cost basis of the Fund's investments, at August 31, 1996 was $178,965,800 and, accordingly, net unrealized appreciation on investments for federal income tax purposes was $11,019,083 (gross unrealized appreciation--$12,062,944; gross unrealized depreciation--$1,043,861).

At August 31, 1996, the Series sold 66 financial futures contracts on U. S. Treasury Bonds which expire in September 1996 and sold 38 financial futures contracts on U.S. Treasury bonds which expire in December 1996. The value at sale of such contracts was $11,265,938. The value of such contracts on August 31, 1996 was $11,140,313, thereby resulting in an unrealized gain of $125,625.

For federal income tax purposes, the Series had a capital loss carryforward at August 31, 1996, of approximately $3,727,700 which $2,752,000 expires in 2003 and $975,700 expires in 2004. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

The Series has elected to treat approximately $1,685,900 of net capital losses incurred in the ten-month period ended August 31, 1995, as having been incurred in the current fiscal year.
------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. The Fund will commence offering Class Z shares on September 18, 1996. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal year ended August 31, 1996 and 1995 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1996:
Shares sold........................    1,469,282    $ 15,353,903
Shares issued in reinvestment of
  dividends........................      423,903       4,418,412
Shares reacquired..................   (3,013,190)    (31,387,129)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,120,005)    (11,614,814)
Shares issued upon conversion from
  Class B..........................       43,624         462,855
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (1,076,381)   $(11,151,959)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold........................    2,688,054    $ 26,760,642
Shares issued in reinvestment of
  dividends........................      465,901       4,658,191
Shares reacquired..................   (5,339,235)    (52,933,797)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (2,185,280)    (21,514,964)
Shares issued upon conversion from
  Class B..........................       64,557         643,530
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (2,120,723)   $(20,871,434)
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended August 31, 1996:
Shares sold........................    1,249,539    $ 13,048,395
Shares issued in reinvestment of
  dividends........................       76,710         799,113
Shares reacquired..................     (582,678)     (6,087,873)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      743,571       7,759,635
Shares reacquired upon conversion
  into Class A.....................      (43,624)       (462,855)
                                      ----------    ------------
Net increase in shares
  outstanding......................      699,947    $  7,296,780
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold........................    1,511,295    $ 15,116,805
Shares issued in reinvestment of
  dividends........................       61,615         617,971
Shares reacquired..................     (582,865)     (5,794,588)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      990,045       9,940,188
Shares reacquired upon conversion
  into Class A.....................      (64,557)       (643,530)
                                      ----------    ------------
Net increase in shares
  outstanding......................      925,488    $  9,296,658
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                      PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements         CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

Class C                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1996:
Shares sold........................      224,426    $  2,360,184
Shares issued in reinvestment of
  dividends........................       10,915         113,905
Shares reacquired..................     (187,555)     (1,962,716)
                                      ----------    ------------
Net increase in shares
  outstanding......................       47,786    $    511,373
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold........................      330,637    $  3,347,460
Shares issued in reinvestment of
  dividends........................        7,682          77,278
Shares reacquired..................     (173,108)     (1,727,896)
                                      ----------    ------------
Net increase in shares
  outstanding......................      165,211    $  1,696,842
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                         PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                     CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                               Class A
                                                     ------------------------------------------------------------
                                                                        Year Ended August 31,
                                                     ------------------------------------------------------------
                                                       1996         1995         1994         1993         1992
                                                     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...............    $  10.28     $  10.19     $  10.68     $  10.08     $   9.76
                                                     --------     --------     --------     --------     --------
Income from investment operations
Net investment income(a).........................         .63          .65          .65          .67          .69
Net realized and unrealized gain (loss) on
   investment transactions.......................         .05          .09         (.39)         .65          .35
                                                     --------     --------     --------     --------     --------
   Total from investment operations..............         .68          .74          .26         1.32         1.04
                                                     --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income.............        (.63)        (.65)        (.65)        (.67)        (.69)
Distributions from net realized gains............          --           --         (.10)        (.05)        (.03)
                                                     --------     --------     --------     --------     --------
   Total distributions...........................        (.63)        (.65)        (.75)        (.72)        (.72)
                                                     --------     --------     --------     --------     --------
Net asset value, end of year.....................    $  10.33     $  10.28     $  10.19     $  10.68     $  10.08
                                                     --------     --------     --------     --------     --------
                                                     --------     --------     --------     --------     --------
TOTAL RETURN(b):.................................        6.67%        7.67%        2.55%       13.67%       11.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)....................    $153,236     $163,538     $183,742     $200,899     $141,101
Average net assets (000).........................    $161,420     $165,500     $195,610     $165,895     $102,227
Ratios to average net assets(a):
   Expenses, including distribution fees.........         .50%         .40%         .35%         .20%         .10%
   Expenses, excluding distribution fees.........         .40%         .30%         .25%         .10%         .04%
   Net investment income.........................        6.01%        6.49%        6.25%        6.52%        6.91%
Portfolio turnover...............................          22%          39%          46%          34%          69%

---------------
(a) Net of expense subsidy and/or fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                      CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                      Class B                               Class C
                                                     -----------------------------------------     -------------------------
                                                                                   December 7,
                                                                                     1993(d)
                                                     Year Ended     Year Ended       Through       Year Ended     Year Ended
                                                     August 31,     August 31,     August 31,      August 31,     August 31,
                                                        1996           1995           1994            1996           1995
                                                     ----------     ----------     -----------     ----------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............     $  10.28       $  10.19        $ 10.61        $  10.28        $10.19
                                                     ----------     ----------     -----------     ----------     -----------
Income from investment operations
Net investment income(a).........................          .59            .61            .44             .56           .58
Net realized and unrealized gain (loss) on
   investment transactions.......................          .05            .09           (.42)            .05           .09
                                                     ----------     ----------     -----------     ----------     -----------
   Total from investment operations..............          .64            .70            .02             .61           .67
                                                     ----------     ----------     -----------     ----------     -----------
Less distributions
Dividends from net investment income.............         (.59)          (.61)          (.44)           (.56)         (.58)
                                                     ----------     ----------     -----------     ----------     -----------
Net asset value, end of period...................     $  10.33       $  10.28        $ 10.19        $  10.33        $10.28
                                                     ----------     ----------     -----------     ----------     -----------
                                                     ----------     ----------     -----------     ----------     -----------
TOTAL RETURN(b):.................................         6.25%          7.24%          (.14)%          5.99%         6.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................     $ 35,983       $ 28,609        $18,931        $  3,269        $2,762
Average net assets (000).........................     $ 32,555       $ 23,722        $ 6,814        $  3,300        $1,751
Ratios to average net assets(a):
   Expenses, including distribution fees.........          .90%           .80%          1.11%(c)        1.15%         1.05%
   Expenses, excluding distribution fees.........          .40%           .30%           .43%(c)         .40%          .30%
   Net investment income.........................         5.61%          6.09%          8.15%(c)        5.36%         5.84%
Portfolio turnover rate..........................           22%            39%            46%             22%           39%
                                                   August 1,
                                                    1994(e)
                                                    Through
                                                   August 31,
                                                      1994
                                                      -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............    $10.18
                                                      -----

Income from investment operations
Net investment income(a).........................       .05
Net realized and unrealized gain (loss) on
   investment transactions.......................       .01
                                                      -----

   Total from investment operations..............       .06
                                                      -----

Less distributions
Dividends from net investment income.............      (.05)
                                                      -----

Net asset value, end of period...................    $10.19
                                                      -----
                                                      -----

TOTAL RETURN(b):.................................       .47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................    $1,054
Average net assets (000).........................    $  353
Ratios to average net assets(a):
   Expenses, including distribution fees.........      1.12%(c)
   Expenses, excluding distribution fees.........       .37%(c)
   Net investment income.........................      6.25%(c)
Portfolio turnover rate..........................        46%

---------------
(a) Net of expense subsidy and/or fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class B shares.
(e) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                            PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Independent Auditors' Report                CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential California Municipal Fund, California Income Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential California Municipal Fund, California Income Series as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Income Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                PRUDENTIAL CALIFORNIA MUNICIPAL FUND
as of August 31, 1996                   CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                Moody's        Interest     Maturity     Amount         Value
Description (a)                                                 Rating           Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Alumrock Union Elementary Sch. Dist., Ser. 95, T.R.A.N.         SP-1+(c)         4.25%       11/21/96   $  5,000     $  5,005,115
Berkeley, Ser. 96, T.R.A.N.                                     MIG1             4.50         8/13/97      5,000        5,025,047
Brazos River Auth. Poll. Ctrl. Rev.,
   Texas Util. Elec. Co., Ser. 95A, F.R.D.D.                    VMIG1            3.95         9/03/96      4,100        4,100,000
   Texas Util. Elec. Co., Ser. 96A, F.R.D.D., A.M.B.A.C.        VMIG1            3.95         9/03/96      3,400        3,400,000
California Housing Fin. Agy. Rev., Home Mortgage Rev.,
   Ser. 96D, A.O.T.                                             VMIG1            3.55         4/01/97      4,000        4,000,000
California Poll. Ctrl. Fin. Auth. Rev.,
   Chevron U.S.A. Inc. Proj., Ser. 84, A.O.T.                   Aa2              3.70         5/15/97      5,155        5,155,000
   Delano Proj., Ser. 89, F.R.D.D.                              P-1              3.90         9/03/96      3,000        3,000,000
   Delano Proj., Ser. 91, F.R.D.D.                              P-1              3.90         9/03/96        500          500,000
   Honey Lake Pwr. Proj., Ser. 88, F.R.D.D.                     Aa3              3.90         9/03/96      4,600        4,600,000
   Pacific Gas & Elec., Ser. 96A, F.R.W.D.                      A-1+(c)          3.45         9/04/96     10,500       10,500,000
   Pacific Gas & Elec., Ser. 96C, F.R.D.D.                      A-1+(c)          3.65         9/03/96        100          100,000
   Shell Oil Co. Proj., Ser. 94A, F.R.D.D.                      VMIG1            3.80         9/03/96        700          700,000
   Southern California Edison, Ser. 86A, F.R.D.D.               VMIG1            3.75         9/03/96      5,200        5,200,000
   U.S. Borax Inc. Proj., Ser. 95A, F.R.W.D.                    Aa2              3.45         9/05/96      5,100        5,100,000
   Ultrapower Malaga Fresno Proj., Ser. 88A, F.R.D.D.           P-1              3.95         9/03/96      4,300        4,300,000
   Ultrapower Rocklin Proj., Ser. 88A, F.R.D.D.                 P-1              3.95         9/03/96      6,300        6,300,000
   Ultrapower Rocklin Proj., Ser. 88B, F.R.D.D.                 P-1              3.95         9/03/96      1,200        1,200,000
California St., General Obligation, T.E.C.P.                    P-1              3.55        10/25/96      5,000        5,000,000
California Statewide Cmntys. Dev. Auth.,
   Apartment Dev. Rev., Ser. 95A-6, F.R.W.D.                    A-1+(c)          3.35         9/04/96      3,500        3,500,000
   Kimberly Woods Apts., Ser. 95B, F.R.W.D., F.N.M.A.           A-1+(c)          3.55         9/04/96      8,000        8,000,000
Chula Vista Ind. Dev. Auth. Rev., San Diego Gas & Elec.
   Co.,
   Ser. 92C, T.E.C.P.                                           VMIG1            3.60        12/18/96      3,000        3,000,000
City of Fowler Ind. Dev. Auth., Bee Sweet Citrus, Ser. 95,
   F.R.W.D.                                                     Aa3              3.60         9/05/96      2,000        2,000,000
Fremont, Alameda Cnty., T.R.A.N.                                MIG1             4.50         7/01/97      7,000        7,041,954
Fresno Multi-family Hsg. Rev., Heron Pointe Apartment
   Proj., F.R.W.D.                                              VMIG1            3.40         9/04/96      4,950        4,950,000
Kings Cnty Hsg. Auth., Edgewater Isle, Ser. 96A, F.R.W.D.       VMIG1            3.40         9/04/96      2,915        2,915,000
Lassen Muni. Util. Dist. Rev., Refunding Rev., Ser. 96A,
   F.R.W.D., F.S.A.                                             VMIG1            3.35         9/04/96      7,000        7,000,000
Los Angeles Cnty., Ser. A, T.R.A.N.                             MIG1             4.50         6/30/97     11,760       11,819,932
Los Angeles Hsg. Auth., Multi-family Rev., Lanewood Apts.
   Proj., Ser. 85, F.R.W.D.                                     VMIG1            3.25         9/04/96      7,300        7,300,000
Monterey Cnty. Fin. Auth. Rev., Reclamation & Dist.
   Projs.,
   Ser. 95A, F.R.W.D.                                           VMIG1            3.50         9/05/96      4,000        4,000,000
Moorpark Ind. Dev. Auth. Rev., Kavli & Kavli Co., Ser. 85,
   F.R.W.D.                                                     VMIG1            3.45         9/05/96      6,795        6,795,000
Mount Diablo Unified Sch. Dist., Ser. 95-96, T.R.A.N.           SP-1+(c)         4.50        10/24/96      7,000        7,005,849

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                PRUDENTIAL CALIFORNIA MUNICIPAL FUND
as of August 31, 1996                   CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                Moody's        Interest     Maturity     Amount         Value
Description (a)                                                 Rating           Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Northern Power Agy., Geothermal Proj. #3, Ser. 96A,
   F.R.W.D., A.M.B.A.C.                                         VMIG1            3.20%        9/04/96   $  7,000     $  7,000,000
Oceanside Multi-family Hsg. Rev., Shadow Way Apts. Proj.,
   Ser. 85, F.R.W.D.                                            A-1+(c)          3.35         9/05/96      6,000        6,000,000
Olcese Wtr. Dist., Rio Bravo Wtr. Delivery Sys., Ser. 86A,
   T.E.C.P.                                                     P-1              3.50         9/11/96      7,300        7,300,000
Ontario Multi-family Hsg. Rev., Park Ctr. Proj., Ser. 85A,
   F.R.W.D.                                                     VMIG1            3.25         9/05/96      8,400        8,400,000
Palmdale Cmnty. Redev. Agy., Manzanita Villa Apts. Proj.,
   Ser. 93A, F.R.W.D.                                           VMIG1            3.55         9/05/96      4,800        4,800,000
Riverside Cnty. Hsg. Auth., McKinely Hills Apt. Proj.,
   Ser. 85R, F.R.W.D.                                           A-1+(c)          3.55         9/05/96     11,000       11,000,000
Riverside Cnty., Ser. 96B, F.R.W.D., T.R.A.N.                   VMIG1            3.20         9/04/96      3,800        3,800,000
Sacramento Muni. Util. Dist., Ser. I, T.E.C.P.                  P-1              3.35         9/10/96     11,000       11,000,000
San Bernardino Cnty. Redev. Agy., Silverwood Apt. Proj.,
   Ser. 86, F.R.W.D.                                            A-1+(c)          3.50         9/05/96      7,000        7,000,000
San Francisco Redev. Fin. Auth. Rev., Yerba Buena Gardens,
   Ser. 95, F.R.W.D.                                            VMIG1            3.40         9/04/96      4,415        4,415,000
San Jose Multi-family Hsg. Rev., Siena At Renaissance
   Square,
   Ser. 96B, F.R.W.D.                                           VMIG1            3.60         9/04/96      5,000        5,000,000
San Marcos Ind. Dev. Auth. Rev., Village Square Proj.,
   Ser. 92, F.R.W.D.                                            Aa2              3.55         9/05/96      3,700        3,700,000
Sonoma Cnty., T.R.A.N.                                          SP-1+(c)         4.25        11/01/96      6,000        6,003,851
Southern Met. Wtr. Dist., T.E.C.P.                              P-1              3.45         9/12/96      2,100        2,100,000
Southern Pub. Pwr. Auth., Transmission Proj. Rev., Ser.
   91, F.R.W.D., A.M.B.A.C.                                     P-1              3.20         9/04/96      1,200        1,200,000
Visalia, Cert. of Part., Convention Ctr., F.R.W.D.              A-1+(c)          3.55         9/04/96      8,380        8,380,000
                                                                                                                     ------------
Total Investments--98.3%
(cost $245,611,748(d))                                                                                                245,611,748
Other assets in excess of liabilities--1.7%                                                                             4,220,855
                                                                                                                     ------------
Net Assets--100%                                                                                                     $249,832,603
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     A.O.T.--Annual Optional Tender.
     F.N.M.A.--Federal National Mortgage Association.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
     F.S.A.--Financial Security Assurance.
     T.E.C.P.--Tax-Exempt Commercial Paper.
     T.R.A.N.--Tax & Revenue Anticipation Note.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                        PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities     CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1996
Investments, at amortized cost which approximates market value............................................      $  245,611,748
Cash......................................................................................................              63,065
Receivable for investments sold...........................................................................           2,910,000
Receivable for Series shares sold.........................................................................           2,548,235
Interest receivable.......................................................................................           1,666,878
Other assets..............................................................................................               8,104
                                                                                                                ---------------
   Total assets...........................................................................................         252,808,030
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................           2,637,687
Dividends payable.........................................................................................             112,502
Management fee payable....................................................................................             107,506
Accrued expenses and other liabilities....................................................................              97,752
Distribution fee payable..................................................................................              14,532
Deferred trustee's fees...................................................................................               5,448
                                                                                                                ---------------
   Total liabilities......................................................................................           2,975,427
                                                                                                                ---------------
Net Assets................................................................................................      $  249,832,603
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................      $    2,498,326
   Paid-in capital in excess of par.......................................................................         247,334,277
                                                                                                                ---------------
Net assets, August 31, 1996...............................................................................      $  249,832,603
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share
   ($249,832,603 / 249,832,603 shares of beneficial interest issued and outstanding; unlimited number of
   shares authorized).....................................................................................                $1.00
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1996
Income
   Interest...................................     $ 9,145,824
                                                 ---------------
Expenses
   Management fee.............................       1,280,877
   Distribution fee...........................         320,219
   Transfer agent's fees and expenses.........         106,000
   Custodian's fees and expenses..............          72,000
   Reports to shareholders....................          41,000
   Registration fees..........................          37,000
   Legal fees and expenses....................          18,000
   Audit fee and expenses.....................          15,000
   Trustees' fees.............................           8,100
   Insurance expense..........................           6,000
   Miscellaneous..............................           2,265
                                                 ---------------
      Total expenses..........................       1,906,461
Less: Custodian fee credit....................          (7,360)
                                                 ---------------
      Net expenses............................       1,899,101
                                                 ---------------
Net investment income.........................       7,246,723
Realized Gain on Investments
Net realized gain on investment
   transactions...............................           1,708
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 7,248,431
                                                 ---------------
                                                 ---------------

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended August 31,
in Net Assets                       1996               1995
Operations
   Net investment income....   $     7,246,723    $     7,126,820
   Net realized gain (loss)
      on investment
      transactions..........             1,708         (2,750,000)
                               ---------------    ---------------
   Net increase in net
      assets resulting from
      operations............         7,248,431          4,376,820
                               ---------------    ---------------
Dividends and distributions
   to shareholders (Note
   1).......................        (7,248,431)        (7,126,820)
                               ---------------    ---------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold..................     1,610,283,415      1,409,780,343
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions.........         6,955,588          6,813,982
   Cost of shares
      reacquired............    (1,596,786,261)    (1,487,890,017)
                               ---------------    ---------------
   Net increase (decrease)
      in net assets from
      Series share
      transactions..........        20,452,742        (71,295,692)
                               ---------------    ---------------
Capital contribution by
   affiliate (Note 3).......                --          2,750,000
                               ---------------    ---------------
Total increase (decrease)...        20,452,742        (71,295,692)
Net Assets
Beginning of year...........       229,379,861        300,675,553
                               ---------------    ---------------
End of year.................   $   249,832,603    $   229,379,861
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
                                           See Notes to Financial Statements.

                                          PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements             CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential California Municipal Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Money Market Series (the ``Series'') commenced investment operations on March 3, 1989. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from California state and federal income taxes with the minimum risk by investing in ``investment grade'' tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to continue to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC. (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at the annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD'') which acted as the distributor of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became the distributor of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. The Series reimbursed PMFD and PSI for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

PMFD is a wholly-owned subsidiary of PMF; PSI, PIC, and PMF are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1996, the Series incurred fees of approximately $97,700 for the services of PMFS. As of August 31, 1996, approximately $7,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement
--------------------------------------------------------------------------------

                                         PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements            CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------
of Operations include certain out-of-pocket expenses paid to non-affiliates.

At the time of the financial crisis in Orange County, California in late 1994, the Series held (i) $15,000,000 principal amount of Orange County, California, Teeter Plan Tax-Exempt Notes due June 30, 1995 (Teeter Notes) and (ii) $10,000,000 principal amount of Orange County, California, Tax Revenue Anticipation Notes due July 19, 1995 (TRANS A Notes) (collectively, the Orange County Notes).

On December 7, 1994, Prudential Securities Group, Inc. (``PSG''), an indirect wholly-owned subsidiary of The Prudential Insurance Company of America and the parent company of PSI, entered into put agreements with the Series with respect to the Orange County Notes. The put agreements, originally scheduled to expire on March 6, 1995, were subsequently extended to the maturity dates of the respective Orange County Notes. The put agreements provided that the Fund had the unconditional right at maturity to require PSG to purchase the Orange County Notes from the Series at par value plus accrued interest. The Series recorded a loss on the Orange County Notes and an associated capital contribution to the Series equal in value to the decline in fair market value of the Orange County Notes as of December 7, 1994.

On June 30, 1995 the Teeter Notes matured, the Series received par value plus accrued interest in the normal course of business from Orange County and the put expired unexercised. On July 19, 1995, with Orange County having defaulted on its obligations with respect to the TRANS A Notes, the Series put (sold) the TRANS A Notes to PSG in return for par value plus accrued interest in accordance with the terms of the put agreement. Accordingly, shareholders of the Series have incurred no loss of principal or reduction in income, except for certain legal costs, as a result of its ownership of the Orange County Notes. Since July 19, 1995 the Series has not owned any Orange County, California obligations.
--------------------------------------------------------------------------------

                                         PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                     CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                    Year Ended August 31,
                                                                 ------------------------------------------------------------
                                                                   1996         1995         1994         1993         1992
                                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains/losses..........         .03          .02(b)       .02          .02          .03
Dividends and distributions..................................        (.03)        (.03)        (.02)        (.02)        (.03)
Capital contribution by affiliate............................          --          .01           --           --           --
                                                                 --------     --------     --------     --------     --------
Net asset value, end of year.................................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                 --------     --------     --------     --------     --------
                                                                 --------     --------     --------     --------     --------
TOTAL RETURN(a):.............................................        2.88%        3.01%(b)     1.94%        1.86%        2.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................    $249,833     $229,380     $300,676     $314,925     $315,890
Average net assets (000).....................................    $256,175     $243,130     $326,429     $319,464     $339,941
Ratios to average net assets:
   Expenses, including distribution fee......................         .74%         .78%         .73%         .76%         .76%
   Expenses, excluding distribution fee......................         .62%         .65%         .61%         .63%         .63%
   Net investment income.....................................        2.83%        2.93%        1.91%        1.83%        2.89%

---------------
(a) Total return includes reinvestment of dividends and distributions.
(b) Includes $.01 of net realized loss on investment transactions that were offset by a capital contribution by affiliate.
    Without the effect of the capital contribution, the Series' total return would have been 1.88%.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Independent Auditors' Report              CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential California Municipal Fund, California Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential California Municipal Fund, California Money Market Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Money Market Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a stratgegy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart show the long-term performance of various asset classes and the rate of inflation.
                                    [CHART]

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
                       (Value of $1 invested on 12/31/25)

                             SMALL STOCKS -- $3,822
                            COMMON STOCKS -- $1,114
                             LONG-TERM BONDS -- $34
                             TREASURY BILLS -- $13
                                INFLATION -- $9

Source: Prudential Investment Corporation based on data from Ibbotson Associates' EnCORR Software, Chicago, Illinois. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                      [CHART]

Year                                               '87        '88        '89        '90        '91        '92        '93
----------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
U.S. Treasury Bonds                                  2.0%       7.0%      14.4%       8.5%      15.3%       7.2%      10.7%
Mortgage Securities                                  4.3%       8.7%      15.4%      10.7%      15.7%       7.0%       6.8%
U.S. Corporate Bonds                                 2.6%       9.2%      14.1%       7.1%      18.5%       8.7%      12.2%
U.S. High Yield Corporate Bonds                      5.0%      12.5%       0.8%      -9.6%      46.2%      15.8%      17.1%
World Government Bonds                              35.2%       2.3%      -3.4%      15.3%      16.2%       4.8%      15.1%
Difference between highest and lowest return
 in percent                                          33.2       10.2       18.8       24.9       30.9       11.0       10.3

Year                                               '94        '95
----------------------------------------------  ---------  ---------
U.S. Treasury Bonds                                 -3.4%      18.4%
Mortgage Securities                                 -1.6%      16.8%
U.S. Corporate Bonds                                -3.9%      22.3%
U.S. High Yield Corporate Bonds                     -1.0%      19.2%
World Government Bonds                               6.0%      19.6%
Difference between highest and lowest return
 in percent                                           9.9        5.5

(1)
  LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)
  LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)
  LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4)
  LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5)
  SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the
  U.S., but including Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1995)

                                      [CHART]

------------------------
Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of a long-term U.S. Treasury Bond from 1926-1995. Yield represents that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

              APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

    MONEY MANAGEMENT. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, INSTITUTIONAL INVESTOR ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential's Money Management Group (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

    HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    Prudential Mutual Fund Management is one of the sixteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is

--------------------------
(1)PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

(2)As of December 31, 1994.

                                     III-1
managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential

--------------------------
(3)As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

(4)Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5)Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)As of December 31, 1994.

(7)As of December 31, 1994.

                                     III-2

Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

    In  1995,  Prudential  Securities'  equity  research  team  ranked  8th   in
INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

--------------------------
(8)On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3